                                                                  EXHIBIT 10.30


                      "CONFIDENTIAL TREATMENT REQUESTED

                         BY VISION TWENTY-ONE, INC."



                           ASSET PURCHASE AGREEMENT



                           DATED: DECEMBER 1, 1996

1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

1.1.     AAA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                    1.2.      ACCOUNTANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                    1.3.      ACCOUNTS RECEIVABLE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                    1.4.      ACQUISITION PROPOSAL.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                    1.5.      AFFILIATE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.6.      APPLICABLE LAWS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.7.      ASSUMED CONTRACTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.8.      ASSUMED OBLIGATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.9.      AUDIT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.10.     BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.11.     BUSINESS MANAGEMENT AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.12.     BUSINESS RECORDS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.13.     CASH COMPENSATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.14.     CLAIM NOTICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.15.     CLOSING.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.16.     CLOSING DATE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.17.     CODE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.18.     COMMITMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                    1.19.     COMMON STOCK.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.20.     COMPANY BALANCE SHEET.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.21.     COMPANY BALANCE SHEET DATE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3




                    1.22.     COMPENSATION PLANS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.23.     COMPETING BUSINESS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.24.     COMPETITOR.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.25.     CONFIDENTIAL INFORMATION MEMORANDUM.  . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.26.     CONTROLLED GROUP.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.27.     CORPORATION LAW.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.28.     DAMAGES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.29.     ELECTION PERIOD.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.30.     EMPLOYEE BENEFIT PLANS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                    1.31.     EMPLOYEE POLICIES AND PROCEDURES.   . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.32.     EMPLOYMENT AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.33.     ENVIRONMENTAL LAWS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.34.     ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.35.     EXCHANGE ACT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.36.     FBCA.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.37.     FINANCIAL STATEMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.38.     GAAP.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.39.     GOVERNMENTAL AUTHORITY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.40.     INDEMNIFIED PARTY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.41.     INDEMNIFYING PARTY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.42.     INDEMNITY NOTICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                    1.43.     INITIAL PUBLIC OFFERING.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5




                    1.44.     INSURANCE POLICIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.45.     INVENTORY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.46.     LEASE ASSIGNMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.47.     LEASED PROPERTY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.48.     IRS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.49.     MATERIAL ADVERSE EFFECT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.50.     OPTOMETRIC ASSETS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.51.     NON-OPTOMETRIC ASSETS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.52.     NOTE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.53.     OPTOMETRIST EMPLOYEE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.54.     OPTOMETRIST EMPLOYMENT AGREEMENT.   . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.55.     PAYORS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                    1.56.     PERMITTED ENCUMBRANCES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.57.     PERSONAL PROPERTY LEASES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.58.     OPTOMETRIST EMPLOYEE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.59.     OPTOMETRIST EMPLOYMENT AGREEMENT.   . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.60.     PRACTICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.61.     PREPAID ITEMS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.62.     PROFESSIONAL EMPLOYEE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.63.     PROPOSED PURCHASE PRICE ADJUSTMENT.   . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.64.     PROPRIETARY RIGHTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.65.     PURCHASE PRICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6





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
                    1.66.     REAL PROPERTY LEASES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.67.     REGISTRATION STATEMENT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.68.     RELATED ACQUISITIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.69.     SEC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                    1.70.     SECURITIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.71.     SECURITIES ACT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.72.     STATE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.73.     TANGIBLE PERSONAL PROPERTY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.74.     TAX RETURNS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.75.     THIRD PARTY CLAIM.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.76.     TRANSACTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    1.77.     VISION 21 FINANCIAL STATEMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         2.         PURCHASE AND SALE OF NON-OPTOMETRIC ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                    2.1.      PURCHASE AND SALE OF NON-OPTOMETRIC ASSETS.   . . . . . . . . . . . . . . . . . . . . .   7

                    2.2.      NO SALE OF OPTOMETRIC ASSETS; OTHER EXCLUDED ASSETS   . . . . . . . . . . . . . . . . .   9

                    2.3.      ASSUMPTION OF OBLIGATIONS AND LIABILITIES.  . . . . . . . . . . . . . . . . . . . . . .   9

                    2.4.      PURCHASE PRICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                    2.5.      THE CLOSING.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                    2.6.      PURCHASE PRICE ADJUSTMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                    2.7.      SUBSEQUENT ACTIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                    2.8.      ALLOCATION OF PURCHASE PRICE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPTOMETRIST  . . . . . . . . . . . . . . . . . . . . .  11





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
                    3.1.      ORGANIZATION AND GOOD STANDING; QUALIFICATION.  . . . . . . . . . . . . . . . . . . . .  11

                    3.2.      CONTINUITY OF BUSINESS ENTERPRISE.  . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                    3.3.      AUTHORIZATION AND VALIDITY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                    3.4.      COMPLIANCE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                    3.5.      CONSENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                    3.6.      FINANCIAL STATEMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                    3.7.      LIABILITIES AND OBLIGATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                    3.8.      EMPLOYEE MATTERS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                                         A.         CASH COMPENSATION.  . . . . . . . . . . . . . . . . . . . . . . .  13
                                         B.         COMPENSATION PLANS.   . . . . . . . . . . . . . . . . . . . . . .  13
                                         C.         EMPLOYMENT AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . .  14
                                         D.         EMPLOYEE POLICIES AND PROCEDURES.   . . . . . . . . . . . . . . .  14
                                         E.         UNWRITTEN AMENDMENTS.   . . . . . . . . . . . . . . . . . . . . .  14
                                         F.         LABOR COMPLIANCE.   . . . . . . . . . . . . . . . . . . . . . . .  14
                                         G.         UNIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                                         H.         ALIENS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                    3.9.      EMPLOYEE BENEFIT PLANS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                                         A.         IDENTIFICATION.   . . . . . . . . . . . . . . . . . . . . . . . .  15
                                         B.         ADMINISTRATION.   . . . . . . . . . . . . . . . . . . . . . . . .  15
                                         C.         EXAMINATIONS.   . . . . . . . . . . . . . . . . . . . . . . . . .  15
                                         D.         PROHIBITED TRANSACTIONS.  . . . . . . . . . . . . . . . . . . . .  15
                                         E.         CLAIMS AND LITIGATION.  . . . . . . . . . . . . . . . . . . . . .  16
                                         F.         QUALIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . .  16
                                         G.         FUNDING STATUS.   . . . . . . . . . . . . . . . . . . . . . . . .  16
                                         H.         EXCISE TAXES.   . . . . . . . . . . . . . . . . . . . . . . . . .  16
                                         I.         MULTIEMPLOYER PLANS.  . . . . . . . . . . . . . . . . . . . . . .  16
                                         J.         PENSION BENEFIT GUARANTY CORPORATION.   . . . . . . . . . . . . .  16
                                         K.         RETIREES.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                                         L.         OTHER COMPENSATION.   . . . . . . . . . . . . . . . . . . . . . .  16

                    3.10.     ABSENCE OF CERTAIN CHANGES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

                    3.11.     TITLE; LEASED ASSETS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                                         A.         REAL PROPERTY.  . . . . . . . . . . . . . . . . . . . . . . . . .  18
                                         B.         PERSONAL PROPERTY.  . . . . . . . . . . . . . . . . . . . . . . .  18
                                         C.         LEASES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19





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
                    3.12.     COMMITMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                                         A.         COMMITMENTS; DEFAULTS.  . . . . . . . . . . . . . . . . . . . . .  19
                                         B.         NO CANCELLATION OR TERMINATION OF COMMITMENT.   . . . . . . . . .  20

                    3.13.     INSURANCE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                    3.14.     PROPRIETARY RIGHTS AND INFORMATION.   . . . . . . . . . . . . . . . . . . . . . . . . .  21

                    3.15.     TAXES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                                         A.         FILING OF TAX RETURNS.  . . . . . . . . . . . . . . . . . . . . .  22
                                         B.         PAYMENT OF TAXES.   . . . . . . . . . . . . . . . . . . . . . . .  22
                                         C.         NO PENDING DEFICIENCIES, DELINQUENCIES, ASSESSMENTS OR
                                                    AUDITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                                         D.         NO EXTENSION OF LIMITATION PERIOD.  . . . . . . . . . . . . . . .  22
                                         E.         ALL WITHHOLDING REQUIREMENTS SATISFIED.   . . . . . . . . . . . .  23
                                         F.         FOREIGN PERSON.   . . . . . . . . . . . . . . . . . . . . . . . .  23

                    3.16.     COMPLIANCE WITH LAWS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                    3.17.     FINDER'S FEE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                    3.18.     LITIGATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                    3.19.     CONDITION OF FIXED ASSETS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                    3.20.     DISTRIBUTIONS AND REPURCHASES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                    3.21.     BANKING RELATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                    3.22.     OWNERSHIP INTERESTS OF INTERESTED PERSONS; AFFILIATIONS.  . . . . . . . . . . . . . . .  24

                    3.23.     INVESTMENTS IN COMPETITORS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                    3.24.     ENVIRONMENTAL MATTERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                                         A.         ENVIRONMENTAL LAWS.   . . . . . . . . . . . . . . . . . . . . . .  25
                                         B.         PERMITS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                                         C.         SUPERFUND LIST.   . . . . . . . . . . . . . . . . . . . . . . . .  25

                    3.25.     CERTAIN PAYMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                    3.26.     MEDICAL WASTE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25





                    3.27.     MEDICARE AND MEDICAID PROGRAMS.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                    3.28.     FRAUD AND ABUSE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

                    3.29.     PAYORS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                    3.30.     PROHIBITIONS ON THE CORPORATE PRACTICE OF OPTOMETRY.  . . . . . . . . . . . . . . . . .  27

                    3.31.     ACQUISITION PROPOSALS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                    3.32.     CONSISTENT TREATMENT OF EXPENSES.   . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                    3.33.     ACCOUNTS RECEIVABLE/PAYABLE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                    3.34      PROJECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                    3.35.     INVENTORY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                    3.36.     TANGIBLE PERSONAL PROPERTY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                    3.37.     LEASES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                    3.38.     CONTRACT RIGHTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                    3.39.     PREPAID ITEMS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                    3.40.     COMPLETENESS OF ASSETS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                    3.41.     DISCLOSURE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

4.       REPRESENTATIONS AND WARRANTIES OF THE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                    4.1.      VALIDITY; OPTOMETRIST CAPACITY.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                    4.2.      NO VIOLATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                    4.3.      CONSENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                    4.4.      CERTAIN PAYMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                    4.5.      FINDER'S FEE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                    4.6.      OWNERSHIP OF INTERESTED PERSONS; AFFILIATIONS.  . . . . . . . . . . . . . . . . . . . .  31

                    4.7.      INVESTMENTS IN COMPETITORS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31





                    4.8.      LITIGATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                    4.9.      PERMITS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                    4.10.     STAFF PRIVILEGES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                    4.11.     INTENTIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

5.       REPRESENTATIONS AND WARRANTIES OF VISION 21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                    5.1.      ORGANIZATION AND GOOD STANDING.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                    5.2.      CAPITALIZATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                    5.3.      CORPORATE RECORDS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                    5.4.      AUTHORIZATION AND VALIDITY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                    5.5.      COMPLIANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                    5.6       CONSENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                    5.7.      FINDER'S FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                    5.8.      CAPITAL STOCK.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                    5.9.      VISION 21 FINANCIAL STATEMENTS;   . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                    5.10.     LIABILITIES AND OBLIGATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                    5.11.     COMPLIANCE WITH LAWS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                    5.12.     INSOLVENCY PROCEEDINGS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                    5.13.     EMPLOYMENT OF COMPANY'S EMPLOYEES.  . . . . . . . . . . . . . . . . . . . . . . . . . .  35

6.       SECURITIES LAW MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                    6.1.      INVESTMENT REPRESENTATIONS AND COVENANTS OF OPTOMETRIST.  . . . . . . . . . . . . . . .  35

                    6.2.      CURRENT PUBLIC INFORMATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

7.       COVENANTS OF THE COMPANY AND THE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                    7.1.      CONSUMMATION OF AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37





                    7.2.      BUSINESS OPERATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                    7.3.      ACCESS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                    7.4.      NOTIFICATION OF CERTAIN MATTERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                    7.5.      APPROVALS OF THIRD PARTIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                    7.6.      EMPLOYEE MATTERS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                    7.7.      CONTRACTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                    7.8.      CAPITAL ASSETS; PAYMENTS OF LIABILITIES.  . . . . . . . . . . . . . . . . . . . . . . .  39

                    7.9.      MORTGAGES, LIENS AND GUARANTIES.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                    7.10.     ACQUISITION PROPOSALS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                    7.11.     DISTRIBUTIONS AND REPURCHASES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                    7.12.     REQUIREMENTS TO EFFECT THE TRANSACTION.   . . . . . . . . . . . . . . . . . . . . . . .  40

                    7.13.     OPTOMETRIST ACCOUNTS PAYABLE AND OPTOMETRIST RETAINED EQUITY.   . . . . . . . . . . . .  40

                    7.14.     OPTOMETRIST EMPLOYMENT AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                    7.15.     OPTOMETRIST EMPLOYMENT AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                    7.16      TERMINATION OF RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                    7.17.     DELIVERY OF SCHEDULES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                    7.18.     ASSIGNMENT OF FEES FOR OPTOMETRY SERVICES.  . . . . . . . . . . . . . . . . . . . . . .  41

8.       COVENANTS OF VISION 21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                    8.1.      CONSUMMATION OF AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                    8.2.      NOTIFICATION OF CERTAIN MATTERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                    8.3.      LICENSES AND PERMITS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                    8.4.      RELEASE OF OPTOMETRIST FROM PRACTICE LIABILITIES.   . . . . . . . . . . . . . . . . . .  42

9.       COVENANTS OF VISION 21, THE COMPANY AND THE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42




                    9.1.      FILINGS; OTHER ACTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                    9.2.      AMENDMENT OF SCHEDULES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                    9.3.      FEES AND EXPENSES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                    9.4.      RELEASE OF OPTOMETRIST FROM PRACTICE LIABILITIES.   . . . . . . . . . . . . . . . . . .  44

10.      CONDITIONS PRECEDENT OF VISION 21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.1.     REPRESENTATIONS AND WARRANTIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.2.     COVENANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.3.     LEGAL OPINION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.4.     PROCEEDINGS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.5.     NO MATERIAL ADVERSE CHANGE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.6.     GOVERNMENT APPROVALS AND REQUIRED CONSENTS.   . . . . . . . . . . . . . . . . . . . . .  45

                    10.7.     CERTIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                    10.8.     CLOSING DELIVERIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    10.9.     DUE DILIGENCE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    10.10.    FINANCIAL AUDIT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    10.11.    MEDICARE AUDIT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    10.12.    EXEMPTION UNDER STATE SECURITIES LAWS.  . . . . . . . . . . . . . . . . . . . . . . . .  46

                    10.13.    ASSIGNMENT OF PROFESSIONAL EMPLOYEES' RIGHTS IN ACCOUNTS RECEIVABLE.  . . . . . . . . .  46

11.      CONDITIONS PRECEDENT OF THE COMPANY AND THE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    11.1.     REPRESENTATIONS AND WARRANTIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    11.2.     COVENANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                    11.3.     LEGAL OPINIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46





                    11.4.     PROCEEDINGS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

                    11.5.     GOVERNMENT APPROVALS AND REQUIRED CONSENTS.   . . . . . . . . . . . . . . . . . . . . .  47

                    11.6.     CLOSING DELIVERIES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

                    11.7.     NO CHANGE IN VOTING OR OWNERSHIP CONTROL.   . . . . . . . . . . . . . . . . . . . . . .  47

                    11.8.     NO MATERIAL ADVERSE CHANGE; DELIVERY OF AMENDED CONFIDENTIAL INFORMATION
                              MEMORANDUM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

12.      CLOSING DELIVERIES; ESCROW OF DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

                    12.1.     DELIVERIES OF THE COMPANY AND THE OPTOMETRIST.  . . . . . . . . . . . . . . . . . . . .  47

                    12.2.     DELIVERIES OF VISION 21.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                    12.3.     RELEASE OF ESCROW MATERIALS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

13.      POST CLOSING MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                    13.1.     FURTHER INSTRUMENTS OF TRANSFER.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                    13.2.     PRACTICE ADVISORY COUNCIL; LOCAL ADVISORY COUNCIL; NATIONAL APPEALS COUNCIL.  . . . . .  51

14.      REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                    14.1.     INDEMNIFICATION BY THE COMPANY AND OPTOMETRIST.   . . . . . . . . . . . . . . . . . . .  52

                    14.2.     INDEMNIFICATION BY VISION 21.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                    14.3.     CONDITIONS OF INDEMNIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                    14.4.     REMEDIES NOT EXCLUSIVE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

                    14.5.     COSTS, EXPENSES AND LEGAL FEES.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                    14.6.     INDEMNIFICATION LIMITATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                    14.7.     TAX BENEFITS; INSURANCE PROCEEDS.   . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                    14.8.     PAYMENT OF INDEMNIFICATION OBLIGATION.  . . . . . . . . . . . . . . . . . . . . . . . .  56





15.      TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                    15.1.     TERMINATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                    15.2.     EFFECT OF TERMINATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

16.      OPTOMETRIST EMPLOYMENT AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                    16.1.     OPTOMETRIST EMPLOYMENT AGREEMENT.   . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                    16.2.     SURVIVAL.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

17.      NON-COMPETITION AND CONFIDENTIALITY COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                    17.1.     OPTOMETRIST AND COMPANY NON-COMPETITION COVENANT.   . . . . . . . . . . . . . . . . . .  59

                    17.2.     OPTOMETRIST AND COMPANY CONFIDENTIALITY COVENANT.   . . . . . . . . . . . . . . . . . .  61

                    17.3.     SURVIVAL.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

18.      DISPUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                    18.1.     MEDIATION AND ARBITRATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

19.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                    19.1.     TAXES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                    19.2.     REMEDIES NOT EXCLUSIVE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                    19.3.     PARTIES BOUND.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                    19.4.     NOTICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                    19.5.     CHOICE OF LAW.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                    19.6.     ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.   . . . . . . . . . . . . . . . . . . . . . .  64

                    19.7.     CONFIDENTIALITY AGREEMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                    19.8.     REFORMATION CLAUSE.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                    19.9.     ASSIGNMENT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65




                    19.10.    ATTORNEYS' FEES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                    19.11.    FURTHER ASSURANCES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                    19.12.    ANNOUNCEMENTS AND PRESS RELEASES.   . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                    19.13.    NO TAX REPRESENTATIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                    19.14.    NO RIGHTS AS STOCKHOLDER.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                    19.15.    MULTIPLE COUNTERPARTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                    19.16.    HEADINGS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                    19.17.    SEVERABILITY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                    19.18.    FORM OF TRANSACTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66





                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement (this "Agreement"), dated as of December 1, 1996, is by and among Dr. Smith & Associates, #6958, P.A., a Florida professional association (the "Company"), Paul Smith, O.D., (the
"Optometrist"), and VISION 21, INC., a Florida corporation ("Vision 21").

                                R E C I T A L S

         A. Optometrist is an optometrist licensed to practice optometry in the State (as defined herein) and currently conducts an optometry practice through the Company and through optometrist employees currently conducts an optometry practice through the Company.

         B. Optometrist owns all of the issued and outstanding shares of capital stock of the Company.

         C. Vision 21 provides business management services and facilities for eye care professionals and related businesses.

         D. The Company desires to sell, assign and transfer all of its assets to the extent permitted by law and Vision 21 desires to purchase, assume and acquire such assets and assume certain liabilities of the Company in exchange for capital stock of Vision 21 and other consideration, all as more specifically provided herein.

         NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

                    1.1. AAA. The term "AAA" shall mean the American Arbitration Association.

                    1.2. Accountants. The term "Accountants" shall mean the accounting firm for Vision 21.

                    1.3. Accounts Receivable. The term "Accounts Receivable" shall have the meaning set forth in Section 2.1(b).

                    1.4. Acquisition Proposal. The term "Acquisition Proposal" shall have the meaning set forth in Section 3.31.

                    1.5. Affiliate. The term "Affiliate" with respect to any person or entity shall mean a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, such person or entity.

                    1.6. Applicable Laws. The term "Applicable Laws" shall have the meaning set forth in Section 19.8.

                    1.7. Assumed Contracts. The term "Assumed Contracts" shall have the meaning set forth in Section 2.1(e).

                    1.8. Assumed Obligations. The term "Assumed Obligations" shall have the meaning set forth in Section 2.3.

                    1.9. Audit. The term "Audit" shall have the meaning set forth in Section 3.6.

                    1.10. Business. The term "Business" shall have the meaning set forth in Section 19.1(b)(i).

                    1.11. Business Management Agreement. The term "Business Management Agreement" shall mean the Business Management Agreement entered into between the Company and Vision 21 at the Closing.

                    1.12. Business Records. The term "Business Records" shall have the meaning set forth in Section 2.1(g).

                    1.13. Cash Compensation. The term "Cash Compensation" shall have the meaning set forth in Section 3.8(a).

                    1.14. Claim Notice. The term "Claim Notice" shall have the meaning set forth in Section 14.3(a).

                    1.15. Closing. The term "Closing" shall mean the consummation of the transactions contemplated by this Agreement.

                    1.16. Closing Date. The term "Closing Date" shall mean December ___, 1996, or such other date as mutually agreed upon by the parties.

                    1.17. Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                    1.18. Commitments. The term "Commitments" shall have the meaning set forth in Section 3.12(a).

                    1.19. Common Stock. The term "Common Stock" or "Vision 21 Common Stock" shall mean the common stock, par value $.01 per share, of Vision 21.

                    1.20. Company Balance Sheet. The term "Company Balance Sheet" shall have the meaning set forth in Section 3.6.

                    1.21. Company Balance Sheet Date. The term "Company Balance Sheet Date" shall have the meaning set forth in Section 3.6.

                    1.22. Compensation Plans. The term "Compensation Plans" shall have the meaning set forth in Section 3.8(b).

                    1.23. Competing Business. The term "Competing Business" shall have the meaning set forth in Section 17.1(b).

                    1.24. Competitor. The term "Competitor" shall mean any person or entity which, individually or jointly with others, whether for its own account or for that of any other person or entity, owns, or holds any ownership or voting interest in any person or entity engaged in, the practice of optometry, the operation of out patient eye surgical facilities, the operation of refractive surgery centers and the operation of optical shops; provided, however, that such term shall not include any Affiliate of Vision 21 or any entity with which Vision 21 has an agreement similar to the Business Management Agreement in effect.

                    1.25. Confidential Information Memorandum. The term "Confidential Information Memorandum" shall mean that certain disclosure memorandum distributed by Vision 21 to the Company and Optometrist dated as of September 27, 1996, and any amendments or revisions thereto.

                    1.26. Controlled Group. The term "Controlled Group" shall have the meaning set forth in Section 3.9(f).

                    1.27. Corporation Law. The term "Corporation Law" shall mean the statutes, regulations and laws governing business corporations and professional corporations in the State.

                    1.28. Damages. The term "Damages" shall have the meaning set forth in Section 14.1.

                    1.29. Election Period. The term "Election Period" shall have the meaning set forth in Section 16.3(a).

                    1.30. Employee Benefit Plans. The term "Employee Benefit Plans" shall have the meaning set forth in Section 3.9(a).

                    1.31. Employee Policies and Procedures. The term "Employee Policies and Procedures" shall have the meaning set forth in Section 3.8(d).

                    1.32. Employment Agreements. The term "Employment Agreements" shall have the meaning set forth in Section 3.8(c).

                    1.33. Environmental Laws. The term "Environmental Laws" shall have the meaning set forth in Section 3.24(a).

                    1.34. ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                    1.35. Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                    1.36. FBCA. The term "FBCA" shall mean the Florida Business Corporation Act.

                    1.37. Financial Statements. The term "Financial Statements" shall have the meaning set forth in Section 3.6.

                    1.38. GAAP. The term "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis with prior periods, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity or other practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the determination.

                    1.39. Governmental Authority. The term "Governmental Authority" shall mean any national, state, provincial, local or tribunal governmental, judicial or administrative authority or agency.

                    1.40. Indemnified Party. The term "Indemnified Party" shall have the meaning set forth in Section 14.3(a).

                    1.41. Indemnifying Party. The term "Indemnifying Party" shall have the meaning set forth in Section 14.3(a).

                    1.42. Indemnity Notice. The term "Indemnity Notice" shall have the meaning set forth in Section 14.3(d).

                    1.43. Initial Public Offering. The term "Initial Public Offering" shall mean the potential initial underwritten public offering of Vision 21 Common Stock contemplated by Vision 21.

                    1.44. Insurance Policies. The term "Insurance Policies" shall have the meaning set forth in Section 3.13.

                    1.45. Inventory. The term "Inventory" shall have the meaning set forth in Section 2.1(a).

                    1.46. Lease Assignments. The term "Lease Assignments" shall have the meaning set forth in Section 11.3(j).

                    1.47. Leased Property. The term "Leased Property" shall have the meaning set forth in Section 2.1(d).

                    1.48. IRS. The term "IRS" shall mean the Internal Revenue Service.

                    1.49. Material Adverse Effect. The term "Material Adverse Effect" shall mean a material adverse effect on the Non-optometric Assets and the Company's business, operations, condition (financial or otherwise) or results of operations, taken as a whole, considering all relevant facts and circumstances.

                    1.50. Optometric Assets. The term "Optometric Assets" shall have the meaning set forth in Section 2.2.

                    1.51. Non-optometric Assets. The term "Non-optometric Assets" shall mean all of the assets of the Company except for the Optometric Assets, as such assets are more fully described in Section 2.1.

                    1.52. Note. The term "Note" shall mean the subordinated promissory note, to be delivered to the Optometrist at the Closing.

                    1.53. Optometrist Employee. The term "Optometrist Employee" shall mean those licensed optometrists who are employees of the Company, but are not shareholders.

                    1.54. Optometrist Employment Agreement. The term "Optometrist Employment Agreement" shall mean the Optometrist Employment Agreement to be executed between Optometrist and the Company, and between any Optometrist Employee and the Company.

                    1.55. Payors. The term "Payors" shall have the meaning set forth in Section 3.27.

                    1.56. Permitted Encumbrances. The term "Permitted Encumbrances" shall have the meaning set forth in Section 3.11(b).

                    1.57. Personal Property Leases. The term "Personal Property Leases" shall have the meaning set forth in Section 2.1(c).


                    1.58. Practice. The term "Practice" shall mean the optometry and all other vision related health-care practices conducted from time to time by the Company prior to and after the Closing Date.

                    1.59. Prepaid Items. The term "Prepaid Items" shall have the meaning set forth in Section 2.1(m).

                    1.60. Professional Employee. The term "Professional Employee" shall mean any Optometrist Employee.

                    1.61. Proposed Purchase Price Adjustment. The term "Proposed Purchase Price Adjustment" shall have the meaning set forth in
Section 2.6(b).

                    1.62. Proprietary Rights. The term "Proprietary Rights" shall have the meaning set forth in Section 3.14.

                    1.63. Purchase Price. The term "Purchase Price" shall mean the consideration set forth in Section 2.4 of this Agreement.

                    1.64. Real Property Leases. The term "Real Property Leases" shall have the meaning set forth in Section 2.1(d).

                    1.65. Registration Statement. The term "Registration Statement" shall have the meaning set forth in Section 9.1.

                    1.66. Related Acquisitions. The term "Related Acquisitions" shall mean the pending acquisitions by Vision 21 with third parties which are expected to be completed simultaneously with this Transaction.

                    1.67. SEC. The term "SEC" shall mean the Securities and Exchange Commission.

                    1.68. Securities. The term "Securities" shall mean the Note and the shares of Vision 21 Common Stock which shall be delivered to the Company under the terms of the Note.

                    1.69. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                    1.70. State. The term "State" shall mean the State in which the Company is incorporated.

                    1.71. Tangible Personal Property. The term "Tangible Personal Property" shall have the meaning set forth in Section 2.1(f).

                    1.72. Tax Returns. The term "Tax Returns" shall have the meaning set forth in Section 3.15(a).

                    1.73. Third Party Claim. The term "Third Party Claim" shall have the meaning set forth in Section 14.3(a).

                    1.74. Transaction. The term "Transaction" shall mean the purchase and sale of the Non-optometric Assets and the assumption of the Assumed Obligations pursuant to this Agreement.

                    1.75. Vision 21 Financial Statements. The term "Vision 21 Financial Statements" shall have the meaning set forth in Section 5.8.

         2.         PURCHASE AND SALE OF NON-OPTOMETRIC ASSETS.

                    2.1. Purchase and Sale of Non-optometric Assets. Subject to the terms and conditions herein set forth, and in reliance upon the representations and warranties set forth herein, the Company agrees to sell, convey, assign, transfer and deliver to Vision 21, and Vision 21 agrees to purchase, assume, accept and acquire, the assets consisting of all the assets (other than the Optometric Assets specified in Section 2.2 hereof) owned by the Company as of the Closing Date, of every kind, character and description, whether tangible, real, personal, or mixed, and wheresoever located, whether carried on the books of the Company or not carried on the books of the Company due to having been expended, fully depreciated, or otherwise (the "Non-optometric Assets"), including without limitation the following (except to the extent that any of the following are specifically enumerated as Optometric Assets in Section 2.2 hereof) to the extent permitted by applicable law:

         (a)        All of the inventory owned by the Company ("Inventory");

         (b) All of the accounts receivable or other rights to receive payment owing to the Company ("Accounts Receivable");

         (c) All of the Company's rights in, to and under all leases of supplies, instruments, equipment, furniture, machinery and other items of tangible personal property ("Personal

Property Leases"), including, without limitation, the Personal Property Leases described on Schedule 2.1(c);

         (d) All of the Company's rights as a lessee in, to and under all real property lease agreements (such real property lease agreements are hereinafter referred to as "Real Property Leases" and the parcels of real property in which the Company has a leasehold interest and that are subject to the Real Property Leases are hereinafter referred to as "Leased Property"), including, without limitation, estates created by, and rights conferred under, the Real Property Leases described on Schedule 2.1(d), and any and all estates, rights, titles and interests in, to and under all warehouses, storage facilities, buildings, works, structures, fixtures, landings, constructions in progress, improvements, betterments, installations, and additions constructed or located on or affixed to the Leased Property;

         (e) All of the Company's rights in, to and under all contracts, agreements, leases, insurance policies, purchase orders and commitments (the "Assumed Contracts"), including, without limitation, the Assumed Contracts described on Schedule 2.1(e);

         (f) All tangible personal property (including supplies, instruments, equipment, furniture and machinery) owned by the Company ("Tangible Personal Property"), including, without limitation, the Tangible Personal Property described on Schedule 2.1(f);

         (g) All books and records of the Company, including, without limitation, all credit records, payroll records, computer records, computer programs, contracts, agreements, operating manuals, schedules of assets, correspondence, books of account, files, papers, books and all other public and confidential business records (together the "Business Records"), whether such Business Records are in hard copy form or are electronically or magnetically stored;

         (h) All franchises, licenses, permits, certificates, approvals and other governmental authorizations necessary to own and operate any of the other Non-optometric Assets, a complete and correct list of which is set forth on Schedule 2.1(h);

         (i) All (i) United States and foreign patents, patent applications, trademarks, trademark applications and registrations, service marks, service mark applications and registrations, copyrights, copyright applications and registrations and trade names of the Company; (ii) proprietary data and technical, manufacturing know-how and information (and all materials embodying such information) of the Company; (iii) developments, discoveries, inventions, ideas and trade secrets of the Company; and (iv) rights to sue for past infringement;

         (j) All of the Company's right, title and interest in, to and under all telephone numbers used in connection with the Practice, including all extensions thereto;

         (k) All rights in, to and under all representations, warranties, covenants and guaranties made or provided by third parties to or for the benefit of the Company with respect to any of the other Non-optometric Assets;

         (l) All cash in registers or petty cash drawers (which shall on the Closing Date be at least ninety percent (90%) of the average daily cash balance held in such locations in the twelve (12) month period preceding the Closing Date); and

         (m) All of the Company's prepaid expenses, prepaid insurance, deposits and other similar items ("Prepaid Items").

         If and to the extent the assignment of any personal property lease, real property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval listed on the foregoing Schedules shall require the consent of another party thereto, then (i) such personal property lease, real property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval shall constitute a Personal Property Lease, Real Property Lease, Assumed Contract or License, as the case may be, only upon and subject to receipt of such consent;
(ii) such personal property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval shall not be a Personal Property Lease, Real Property Lease, Assumed Contract or License, as the case may be, if and for so long as the attempted assignment would constitute a breach thereof; and (iii) the Company shall cooperate fully with Vision 21 (or Vision 21's successor-in-interest) in seeking such consent or reasonable arrangement designed to provide to Vision 21 (or such successor-in-interest) the benefits, claim or rights arising thereunder.

                    2.2. No Sale of Optometric Assets; Other Excluded Assets. The Company shall not sell, convey, assign, transfer or deliver to Vision 21, and Vision 21 shall not be obligated to purchase, accept or acquire (or make any payments or otherwise discharge any liability or obligation of the Company with respect to), the Optometric Assets of the Company as set forth on
Schedule 2.2 and those other assets listed on the other Schedules attached hereto which by law cannot be acquired by Vision 21 which shall also be deemed to include (a) life insurance policies covering the life of any employee of the Company, and (b) personal effects listed on Schedule 2.2(b); and (c) cash and cash equivalents in banks, certificates of deposit, commercial paper and securities owned by the Company (but excluding cash held in registers or petty cash drawers on the Closing Date); and (d) those assets of which the entire costs of maintenance are deemed to be "Practice Expenses" as defined in the Business Management Agreement.

                    2.3. Assumption of Obligations and Liabilities. At the Closing, Vision 21 shall assume and agree to pay or perform, promptly as they become due, only those obligations and liabilities of the Company expressly set forth on Schedule 2.3 (the "Assumed Obligations") which shall exclude the Business Management Agreement. Except for the Assumed Obligations, Vision 21 shall not assume or be deemed to have assumed and shall not be responsible for any other obligation or liability of the Company, direct or indirect, known or unknown, absolute or contingent, including without limitation (i) any and all obligations regarding any foreign, Federal, state or local income, sales, use, franchise or other tax liabilities, (ii) any and all obligations or liabilities relating to any fees or expenses of the Company's or Optometrists' counsel, accountants or other experts incident to the negotiation and preparation of any of the documents contemplated herein and consummation of the transactions contemplated thereby, and (iii) any and all liabilities relating to or arising from the provision of optometric services (or failure to provide optometric services) prior to the Closing Date.

                    2.4. Purchase Price. Vision 21 agrees that, subject to the terms and conditions of this Agreement, and in full consideration for the aforesaid sale, transfer, conveyance, assignment and delivery of the Non-optometric Assets of the Company to Vision 21, and the acceptance by Vision 21 of such Non-optometric Assets and the assumption of the Assumed Obligations of the Company by Vision 21, Vision 21 shall deliver to the Company at the Closing the consideration (the "Purchase Price") set forth in Schedule 2.4A which shall be paid pursuant to a Note in substantially the form attached hereto and made a part hereof as Exhibit 2.4B.

                    2.5. The Closing. The Closing shall take place on the Closing Date at the offices of Shumaker, Loop & Kendrick, LLP, 101 E. Kennedy Boulevard, Suite 2800, Tampa, Florida 33602 or at such other location in the State as the parties shall mutually agree.

                    2.6.      Purchase Price Adjustments.

                              (a)  The Purchase Price shall be subject to
adjustment to the extent that Current Assets (as defined herein) or Current Liabilities Assumed (as defined herein) materially differ from the amounts customarily arising in the ordinary course of business of the Company as of November 30, 1996. The term "Current Assets" shall mean petty cash, Accounts Receivable, prepaid expenses, Inventory, supplies and other current assets (excluding cash in banks, certificates of deposit, other cash equivalents, current portion of capital leases and prepaid Income Taxes). The term "Current Liabilities Assumed" shall mean the audited balances as of November 30, 1996 of trade accounts payable, accrued payroll, accrued payroll taxes, accrued benefits, and other current liabilities (excluding notes payable, current portion of capital leases and long-term debt and income and franchise taxes and accrued shareholder expenses). The adjustment shall be settled in cash (which shall be set-off from moneys due the Company pursuant to the Business Management Agreement) or Vision 21 Common Stock at Vision 21's option. The parties also agree that to the extent the adjustments materially impact the goodwill created by the transaction, there shall be an adjustment for the related impact of net income created by the change in amortization of such goodwill and the Purchase Price shall be increased or reduced to reflect the impact on net income settled in cash or Vision 21 Common Stock at Vision 21's option.

                              (b)  Within sixty (60) days following the Closing
Date, Vision 21 shall present to the Optometrist its Purchase Price adjustment (the "Proposed Purchase Price Adjustment") calculated in accordance with
Section 2.6(a) hereof. The Optometrist shall, within thirty (30) days after the delivery by Vision 21 of the Proposed Purchase Price Adjustment, complete his review thereof. In the event that the Optometrist believes that the Proposed Purchase Price Adjustment has not been prepared on the basis set forth in Section 2.6(a) or otherwise contests any item set forth therein, the Optometrist shall, on or before the last day of such 30 day period, so object to Vision 21 in writing, setting forth a specific description of the nature of the objection and the corresponding adjustments the Optometrist believes should be made. If no objection is received by Vision 21 on or before the last day of such 30 day period, then the Proposed Purchase Price Adjustment delivered by Vision 21 shall be final. If an objection has been made and Vision 21 and the Optometrist are unable to resolve all of their disagreements with respect to the proposed adjustments within 15 days following the delivery of the Optometrist's objection, the dispute shall be submitted to arbitration as provided in Section 18.1 except that the arbitrator shall be instructed to deliver his determination of the dispute to the parties no later than 30 days after the arbitration hearing. Vision 21 shall provide to the Optometrist and his accountants full access to all relevant books, records and work papers utilized in preparing the Proposed Purchase Price Adjustment.

                    2.7. Subsequent Actions. If, at any time after the Closing Date, Vision 21 shall determine or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Vision 21 its right, title or interest in, to or under any of the rights, properties or assets of the Company acquired or to be acquired by Vision 21 as a result of, or in connection with, the Transaction, or otherwise to carry out this Agreement, the officers and directors of Vision 21 shall, at the sole cost and expense of Vision 21, be authorized to execute and deliver, in the name and on behalf of the Company, such deeds, bills of sale, assignments and assurances, and to take and do, in the name and on behalf of the Company, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Vision 21 or otherwise to carry out this Agreement.

                    2.8. Allocation of Purchase Price. The Purchase Price shall be allocated among the Non-optometric Assets as set forth on Schedule
2.8. Each of Vision 21, the Company and the Optometrist covenants and agrees that he or it shall not take a position that is in any way inconsistent with the terms of this Section 2.8 on any income tax return, before any governmental agency charged with the collection of any income tax or in any judicial proceeding.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPTOMETRIST. The Company and the Optometrist, jointly and severally, represent and warrant to Vision 21 that the following are true and correct as of the date hereof, and shall be true and correct through the Closing Date as if made on that date; when used in this Section 3, the term "best knowledge" shall mean in the case of the Company the best knowledge of those individuals listed on
Schedule 3:

                    3.1. Organization and Good Standing; Qualification. The Company is a professional corporation duly organized, validly existing and in good standing under the laws of the State, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company is not duly qualified and licensed to do business in any other jurisdiction. The Company does not have any assets, employees or offices in any state other than the State. Except as set forth on Schedule 3.1, neither the Company, the Optometrist nor any Professional Employee owns, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity that is engaged in a business that is a Competitor.

                    3.2. Continuity of Business Enterprise. Except as set forth on Schedule 3.2, and except as contemplated by this Agreement, there has not been any sale, distribution or spin-off of significant assets of the Company or any of its Affiliates other than in the ordinary course of business within the two (2) year period preceding the date of this Agreement.

                    3.3. Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby to be performed by the Company, have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. The Company has obtained, in accordance with applicable law and its Articles or Certificate of Incorporation and Bylaws, the approval of its stockholders necessary for the consummation of the transactions contemplated hereby.

                    3.4. Compliance. Except as disclosed on Schedule 3.4, the execution and delivery of the documents contemplated hereunder and the consummation of the transactions contemplated thereby by the Company will not
(i) violate any provision of the Company's organizational documents, (ii) violate any material provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any mortgage, lien, lease, contract, license, instrument or any other agreement to which the Company is a party,
(iii) result in the creation or imposition of any material lien, charge, pledge, security interest or other material encumbrance upon any property of the Company or (iv) violate or conflict with any order, award, judgment or decree or other material restriction or to the best of the Company's knowledge violate or conflict with any law, ordinance or regulation to which the Company or its property is subject.

                    3.5. Consents. No consent, approval, order or authorization of or registration, declaration, or filing with, any Governmental Authority or other person is required in connection with the execution and delivery of the documents contemplated herein by the Company or the consummation by such party of the transactions contemplated thereby, except for those consents or approvals set forth on Schedule 3.5.

                    3.6. Financial Statements. The Company has furnished to Vision 21 its unaudited balance sheet and related unaudited statements of income, retained earnings and cash flows for its prior three (3) full fiscal years, and its unaudited interim balance sheet for the fiscal period ended September 30, 1996 (the "Company Balance Sheet", and the date thereof shall be referred to as the "Company Balance Sheet Date") and related unaudited statements of income, retained earnings and cash flows for the twelve months then ended (all collectively, with the related notes thereto, the "Financial Statements"). The Financial Statements fairly present the financial condition and results of operations of the Company as of the dates and for the periods indicated except as otherwise indicated in the Financial Statements. The Company and the Optometrist expressly warrant that they will have prior to the Closing fairly, accurately and completely provided all necessary information requested in or relevant to the preparation of the audit to be conducted by the Accountants or their designees prior to Closing (the "Audit"). The cost of the Audit shall be paid by Vision 21 and all materials prepared by Vision 21's Accountants in connection with the Audit shall be solely the property of Vision 21.

                    3.7. Liabilities and Obligations. Except as set forth on Schedule 3.7, the Financial Statements reflect all liabilities of the Company, accrued, contingent or otherwise that would be required to be reflected thereon, or in the notes thereto, prepared in accordance with GAAP, except for liabilities and obligations incurred in the ordinary course of business since the Company Balance Sheet Date. Except as set forth in the Financial Statements or on Schedule 3.7, the Company is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and the Company does not know of any valid basis for the assertion of any other claims or liabilities of any nature or in any amount.

                    3.8.      Employee Matters.

                              a.         Cash Compensation.  Schedule 3.8(a)
contains a complete and accurate list of the names, titles and annual cash compensation as of the Closing Date, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "Cash Compensation") of all employees of the Company. In addition, Schedule 3.8(a) contains a complete and accurate description of (i) all increases in Cash Compensation of employees of the Company during the current fiscal year and the immediately preceding fiscal year and (ii) any promised increases in Cash Compensation of employees of the Company that have not yet been effected.

                              b.         Compensation Plans.  Schedule 3.8(b)
contains a complete and accurate list of all compensation plans, arrangements or practices (the "Compensation Plans") sponsored by the Company or to which the Company contributes on behalf of its employees, other than Employment Agreements listed on Schedule 3.8(c) and Employee Benefit Plans listed on
Schedule 3.9(a). The Compensation Plans include without limitation plans, arrangements or practices that provide for performance awards, and stock ownership or stock options. The Company has provided or made available to Vision 21 a copy of each written Compensation Plan and a written description of each unwritten Compensation Plan. Except as set forth on Schedule 3.8(b), each of the Compensation Plans can be terminated or amended at will by the Company.

                              c.         Employment Agreements.  Except as set
forth on Schedule 3.8(c), the Company is not a party to any employment agreement ("Employment Agreements") with respect to any of its employees. Employment Agreements include without limitation employee leasing agreements, employee services agreements and non-competition agreements.

                              d.         Employee Policies and Procedures.
Schedule 3.8(d) contains a complete and accurate list of all employee manuals and all material policies, procedures and work-related rules (the "Employee Policies and Procedures") that apply to employees of the Company. The Company has provided or made available to Vision 21 a copy of all written Employee Policies and Procedures and a written description of all material unwritten Employee Policies and Procedures.

                              e.         Unwritten Amendments.  Except as
described on Schedule 3.8(b), 3.8(c), or 3.8(d), no material unwritten amendments have been made, whether by oral communication, pattern of conduct or otherwise, with respect to any Compensation Plans or Employee Policies and Procedures.

                              f.         Labor Compliance.  To the best
knowledge of the Company and the Optometrist, the Company has been and is in compliance with all applicable laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, except for any such failures to be in compliance that, individually or in the aggregate, would not result in a Material Adverse Effect, and the Company is not liable for any arrearages of wages or penalties for failure to comply with any of the foregoing. The Company has not, to the best of Optometrist's and the Company's knowledge, engaged in any unfair labor practices or discriminated on the basis of race, color, religion, sex, national origin, age, disability or handicap in its employment conditions or practices that would, individually or in the aggregate, result in a Material Adverse Effect. Except as set forth on
Schedule 3.10(f), there are no (i) unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age, disability or handicap discrimination charges or complaints pending or, to the actual knowledge of the Company and the Optometrist, threatened against the Company before any federal, state or local court, board, department, commission or agency (nor, to the best knowledge of the Company and the Optometrist, does any valid basis therefor exist) or (ii) existing or, to the actual knowledge of the Company, threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company (nor, to the best knowledge of the Company and the Optometrist, does any valid basis therefor exist).

                              g.         Unions.  The Company has never been a
party to any agreement with any union, labor organization or collective bargaining unit. No employees of the Company are represented by any union, labor organization or collective bargaining unit.

Except as set forth on Schedule 3.8(g), to the actual knowledge of the Company, none of the employees of the Company has threatened to organize or join a union, labor organization or collective bargaining unit.

                              h.         Aliens.  All employees of the Company
are, to the best knowledge of the Company, citizens of, or are authorized in accordance with federal immigration laws to be employed in, the United States.

                    3.9.      Employee Benefit Plans.

                              a.         Identification.  Schedule 3.9(a)
contains a complete and accurate list of all employee benefit plans (within the meaning of Section 3(3) of ERISA sponsored by the Company or to which the Company contributes on behalf of its employees and all employee benefit plans previously sponsored or contributed to on behalf of its employees within the three (3) years preceding the date hereof (the "Employee Benefit Plans"). The Company has provided or made available to Vision 21 copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, the Company has provided or made available to Vision 21 a written description of all existing practices engaged in by the Company that constitute Employee Benefit Plans. Except as set forth on
Schedule 3.9(a) and subject to the requirements of the Code and ERISA, each of the Employee Benefit Plans can be terminated or amended at will by the Company. Except as set forth on Schedule 3.9(a), no unwritten amendment exists with respect to any Employee Benefit Plan. Except as set forth on Schedule 3.9(b)-(l), each of the following paragraphs is true and correct.

                              b.         Administration.  To the best knowledge
of the Company and the Optometrist, each Employee Benefit Plan has been administered and maintained in compliance with all applicable laws, rules and regulations, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and the Optometrist have (i) made all necessary filings with respect to such Employee Benefit Plans, including the timely filing of Form 5500 if applicable, and (ii) made all necessary filings, reports and disclosures pursuant to and have complied with all requirements of the IRS Voluntary Compliance Resolution Program, if applicable, with respect to all profit sharing retirement plans and pension plans in which employees of the Company participate.

                              c.         Examinations.  Except as set forth on
Schedule 3.9(c), the Company has not received any notice that any Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.

                              d.         Prohibited Transactions.   To the best
knowledge of the Company and the Optometrist, no prohibited transactions (within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA) have occurred with respect to any Employee Benefit Plans.

                              e.         Claims and Litigation.  No pending or,
to the actual knowledge of the Company and the Optometrist, threatened, claims, suits, or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.

                              f.         Qualification.  As set forth in more
detail on Schedule 3.9(f), the Company has received a favorable determination letter or ruling from the IRS for each of the Employee Benefit Plans intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code. Except as set forth on Schedule 3.9(e), no proceedings exist or, to the actual knowledge of the Company have been threatened that could result in the revocation of any such favorable determination letter or ruling.

                              g.         Funding Status.  To the best knowledge
of the Company and the Optometrist, no accumulated funding deficiency (within the meaning of Section 412 of the Code), whether or not waived, exists with respect to any Employee Benefit Plan or any plan sponsored by any member of a controlled group (within the meaning of Section 412(n)(6)(B) of the Code) in which the Company is a member ("Controlled Group"). With respect to each Employee Benefit Plan subject to Title IV of ERISA, the assets of each such plan are at least equal in value to the present value of accrued benefits determined on an ongoing basis as of the date hereof. The Company does not sponsor any Employee Benefit Plan described in Section 501(c)(9) of the Code. None of the Employee Benefit Plans are subject to actuarial assumptions.

                              h.         Excise Taxes.  Neither the Company nor
any member of a Controlled Group has any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

                              i.         Multiemployer Plans.  Neither the
Company nor any member of a Controlled Group is or ever has been obligated to contribute to a multiemployer plan within the meaning of Section 3(37) of ERISA.

                              j.         Pension Benefit Guaranty Corporation.
None of the Employee Benefit Plans are subject to the requirements of Title IV of ERISA.

                              k.         Retirees.  The Company has no
obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired except as may be required pursuant to the continuation of coverage provisions of Section 4980B of the Code and Sections 501 through 508 of ERISA.

                              l.         Other Compensation.  Except as set
forth on Schedule 3.8(a), 3.8(b), 3.8(c), 3.8(d) and 3.9(a), neither the Company, the Optometrist nor any Professional Employee is a party to any compensation or debt arrangement with any person relating to the provision of healthcare related services other than arrangements with the Company or the Optometrist.

                    3.10. Absence of Certain Changes. Except as set forth on Schedule 3.10 or as contemplated by this Agreement, since the Company Balance Sheet Date, the Company has not:

                              a.         suffered a Material Adverse Effect,
whether or not caused by any deliberate act or omission of the Company or the Optometrist;

                              b.         contracted for the purpose of
acquiring any capital asset having a cost in excess of $5,000 or made any single expenditure in excess of $5,000;

                              c.         incurred any indebtedness for borrowed
money (other than short-term borrowings in the ordinary course of business), or issued or sold any debt securities;

                              d.         incurred or discharged any material
liabilities or obligations except in the ordinary course of business;

                              e.         paid any amount on any indebtedness
prior to the due date, forgiven or cancelled any claims or any debt in excess of $5,000, or released or waived any rights or claims except in the ordinary course of business;

                              f.         mortgaged, pledged or subjected to any
security interest, lien, lease or other charge or encumbrance any of its properties or assets (other than statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets);

                              g.         suffered any damage or destruction to
or loss of any assets (whether or not covered by insurance) that has, individually or in the aggregate, resulted in a Material Adverse Effect;

                              h.         acquired or disposed of any assets
having an aggregate value in excess of $5,000, except in the ordinary course of business;

                              i.         written up or written down the
carrying value of any of its assets, other than accounts receivable in the ordinary course of business;

                              j.         changed the costing system or
depreciation methods of accounting for its assets in any material respect;

                              k.         lost or terminated any employee,
patient, customer or supplier that has, individually or in the aggregate, resulted in a Material Adverse Effect;

                              l.         increased the compensation of any
director, officer, key employee or consultant, except as disclosed on Schedule 3.8(a);

                              m.         increased the compensation of any
employee (except for increases in the ordinary course of business consistent with past practice) or hired any new employee who is expected to receive annualized compensation of at least $15,000;

                              n.         made any payments to or loaned any
money to any person or entity referred to in Section 3.22;

                              o.         formed or acquired or disposed of any
interest in any corporation, partnership, joint venture or other entity;

                              p.         redeemed, purchased or otherwise
acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of its capital stock or securities, or agreed to change the terms and conditions of any such capital stock, securities or rights;

                              q.         entered into any agreement providing
for total payments in excess of $5,000 in any twelve (12) month period with any person or group, or modified or amended in any material respect the terms of any such existing agreement, except in the ordinary course of business;

                              r.         entered into, adopted or amended any
Employee Benefit Plan, except as contemplated hereby or the other agreements contemplated hereby; or

                              s.         entered into any other commitment or
transaction or experienced any other event that would materially interfere with its performance under this Agreement or any other agreement or document executed or to be executed pursuant to this Agreement, or otherwise has, individually or in the aggregate, resulted in a Material Adverse Effect.

                    3.11.     Title; Leased Assets.

                              a.         Real Property.  The Company does not
own any interest (other than leasehold interests referred to on Schedule 3.11(c)) in real property. The leased real property referred to on Schedule 3.11(c) constitutes the only real property necessary for the conduct of the Company's business.

                              b.         Personal Property.  Except as set
forth on Schedule 3.11(b), the Company and/or the Optometrist has good, valid and marketable title to all the personal property constituting the Non-optometric Assets. The personal property constituting the Non-optometric Assets constitute the only personal property necessary for the conduct of the Company's business (except for the Optometric Assets). Upon consummation of the transactions contemplated hereby, such interest in the Non-optometric Assets shall be free and clear of all security interests, liens, claims and encumbrances, other than those set forth on Schedule 3.11(b) (the "Permitted Encumbrances") and statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets.

                              c.         Leases.  A list and brief description
of (i) all leases of real property and (ii) leases of personal property involving rental payments within any twelve (12) month period in excess of $12,000, in either case to which the Company is a party, either as lessor or lessee, are set forth on Schedule 3.11(c). All such leases are valid and, to the knowledge of the Company, enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                    3.12.     Commitments.

                              a.         Commitments; Defaults.  Except as set
forth on Schedule 3.12 or as otherwise disclosed pursuant to this Agreement, the Company is not a party to nor bound by, nor are the Non-optometric Assets or the assets or the business of the Company bound by, whether or not in writing, any of the following (collectively, "Commitments"):

                                        i)          partnership or joint
venture agreement;

                                        ii)         guaranty or suretyship,
indemnification or contribution agreement or performance bond;

                                        iii)       debt instrument, loan
agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

                                        iv)        contract to purchase real
property;

                                        v)         agreement with dealers or
sales or commission agents, public relations or advertising agencies, accountants or attorneys (other than in connection with this Agreement and the transactions contemplated hereby) involving total payments within any twelve
(12) month period in excess of $2,000 and which is not terminable on thirty
(30) days' notice or without penalty;

                                        vi)        agreement relating to any
material matter or transaction in which an interest is held by a person or entity that is an Affiliate of the Company or the Optometrist;

                                        vii)       agreement for the
acquisition of services, supplies, equipment, inventory, fixtures or other property involving more than $2,000 in the aggregate;

                                        viii)      powers of attorney;

                                        ix)        contracts containing
non-competition covenants;

                                        x)         agreement providing for the
purchase from a supplier of all substantially all of the requirements of the Company of a particular product or services;

                                        xi)        agreements regarding
clinical research;

                                        xii)       agreements with Payors and
contracts to provide optometric or health care services; or

                                        xiii)      any other agreement or
commitment not made in the ordinary course of business or that is material to the business, operations, condition (financial or otherwise) or results of operations of the Company.

True, correct and complete copies of the written Commitments, and true, correct and complete written descriptions of the oral Commitments, have heretofore been delivered or made available to Vision 21. Except as set forth on Schedule 3.12 and to the Company's best knowledge, there are no existing or asserted defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the Company or, to the best knowledge of the Company, any other party to a material Commitment, and no penalties have been incurred nor are amendments pending, with respect to the material Commitments, except as described on
Schedule 3.12. The Commitments are in full force and effect and are valid and enforceable obligations of the Company, and to the best knowledge of the Company, are valid and enforceable obligations of the other parties thereto, in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of the Company, may be made by any party thereto (other than the Company), nor has the Company waived any rights thereunder, except as described on Schedule 3.12. Except as set forth on Schedule 3.12, no consents or approvals are required under the terms of any agreement listed on Schedule 3.12 in connection with the transactions contemplated herein, including, without limitation, the transfer of any such agreement pursuant to this Agreement.

                              b.         No Cancellation or Termination of
Commitment. Except as disclosed pursuant to this Agreement or contemplated hereby and except where such default would not have a Material Adverse Effect on the Practice, (i) neither the Company nor the Optometrist has received notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment, and the Company does not know of any fact that would justify the exercise of such a right; and (ii) neither the Company nor the

Optometrist currently contemplates, or has reason to believe any other person currently contemplates, any amendment or change to any Commitment.

                    3.13. Insurance. The Company, the Optometrist and each Professional Employee carries property, liability, malpractice, workers' compensation and such other types of insurance pursuant to the insurance policies listed and briefly described on Section 3.13 (the "Insurance Policies"). The Insurance Policies are all of the insurance policies of the Company, the Optometrist and each Professional Employee relating to the business of the Company and the Non-optometric Assets. All of the Insurance Policies are issued by insurers of recognized responsibility, and, to the best knowledge of the Company, are valid and enforceable policies, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. Except as set forth in Schedule 3.13, no consent or approval is required for, and no other impediment or restriction exists that will prohibit or limit, the transfer of any such Insurance Policies included within the Non-optometric Assets in accordance with the terms of this Agreement. All Insurance Policies shall be maintained in force without interruption up to and including the Closing Date. True, complete and correct copies of all Insurance Policies have been provided or made available to Vision 21. Except as set forth on Schedule 3.13, neither the Company nor the Optometrist has received any notice or other communication from any issuer of any Insurance Policy cancelling such policy, materially increasing any deductibles or retained amounts thereunder, and to the actual knowledge of the Company, no such cancellation or increase of deductibles, retainages or premiums is threatened. Except as set forth on
Schedule 3.13, neither the Company, the Optometrist nor any Professional Employee has any outstanding claims, settlements or premiums owed against any Insurance Policy, and the Company, the Optometrist and each Professional Employee has given all notices or has presented all potential or actual claims under any Insurance Policy in due and timely fashion. Except as set forth on
Schedule 3.13, since January 1, 1994, neither the Company, the Optometrist nor any Professional Employee has filed a written application for any professional liability insurance coverage which has been denied by an insurance agency or carrier, and the Company, the Optometrist and each Professional Employee has been continuously insured for professional malpractice claims for at least the past seven (7) years (or such shorter periods of time that any Professional Employee has been licensed to practice optometry). Schedule 3.13 also sets forth a list of all claims under any Insurance Policy in excess of $10,000 per occurrence filed by the Company, the Optometrist and each Professional Employee since January 1, 1994.

                    3.14.     Proprietary Rights and Information.  Set forth on
Schedule 3.14 is a true and correct description of the following ("Proprietary Rights"):

                              a.         all trademarks, trade-names, service
marks and other trade designations, including common law rights, registrations and applications therefor, and all patents and applications therefor currently owned, in whole or in part, by the Company, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company is a party (including the expiration date thereof if applicable); and

                              b.         all agreements relating to technology,
know-how or processes that the Company is licensed or authorized to use by others (other than technology, know-how or processes generally available to other healthcare providers), or which it licenses or authorizes others to use.

The Company owns or has the legal right to use the Proprietary Rights, and to the knowledge of the Company, such ownership or use does not conflict, infringe or violate the rights of any other person. Except as disclosed on
Schedule 3.14, no consent of any person will be required for the use thereof by Vision 21 upon consummation of the transactions contemplated hereby and the Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or for infringement by the Company of the proprietary right of any other person, and the Company does not know of any valid basis for any such claim. To the best knowledge of the Company and the Optometrist, the Company has the right to use, free and clear of any adverse claims or rights of others, all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by it.

                    3.15.     Taxes.

                              a.         Filing of Tax Returns.  The Company
has duly and timely filed (in accordance with any extensions duly granted by the appropriate governmental agency, if applicable) with the appropriate governmental agencies all federal, state, local or foreign income, excise, corporate, franchise, property, sales, use, payroll, withholding, provider, value added and other tax returns and reports (collectively the "Tax Returns") required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. All such Tax Returns or reports are complete and accurate in all material respects and properly reflect the taxes of the Company for the periods covered thereby.

                              b.         Payment of Taxes.  Except for such
items as the Company may be disputing in good faith by proceedings in compliance with applicable law, which are described on Schedule 3.15, (i) the Company has paid all taxes, penalties, assessments and interest that have become due with respect to any Tax Returns that it has filed and has properly accrued on its books and records for all of the same that have not yet become due, and (ii) the Company is not delinquent in the payment of any tax, assessment or governmental charge.

                              c.         No Pending Deficiencies,
Delinquencies, Assessments or Audits. Except as set forth on Schedule 3.15, the Company has not received any notice that any tax deficiency or delinquency has been asserted against the Company. There is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of the Company that could be asserted by any taxing authority. There is no taxing authority audit of the Company pending, or to the actual knowledge of the Company, threatened, and the results of any completed audits are properly reflected in the Financial Statements. The Company has not, to its best knowledge, violated any federal, state, local or foreign tax law.

                              d.         No Extension of Limitation Period.
The Company has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected.

                              e.         All Withholding Requirements
Satisfied. All monies required to be withheld by the Company and paid to governmental agencies for all income, social security, unemployment insurance, sales, excise, use, and other taxes have been collected or withheld and paid to the respective governmental agencies.

                              f.         Foreign Person.  Neither the Company
nor the Optometrist is a foreign person, as such term is referred to in Section 1445(f)(3) of the Code.

                    3.16. Compliance with Laws. The Company has not failed, and neither the Company nor the Optometrist is aware of any failure by the Optometrist or any Professional Employee to comply with all applicable laws, regulations and licensing requirements relating to the operation of the Practice or failure to file with the proper authorities all necessary statements and reports except where the failure to so comply or file would not, individually or in the aggregate, result in a Material Adverse Effect. There are no existing violations by the Company, and neither the Company nor the Optometrist is aware of any existing violations by the Optometrist or any Professional Employee of any federal, state or local law or regulation that could, individually or in the aggregate, result in a Material Adverse Effect. The Company, the Optometrist and each Professional Employee possesses all necessary licenses, franchises, permits and governmental authorizations for the conduct of the Company's business as now conducted, all of which are listed (with expiration dates, if applicable) on Schedule 3.16. Except as set forth on Schedule 3.16, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded by any such licenses, franchises, permits or government authorizations, except for any such default, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth on Schedule 3.16, since January 1, 1993, neither the Company, the Optometrist nor, to the knowledge of the Company based on a certificate in writing obtained from each Professional Employee, any Professional Employee has received any notice from any federal, state or other governmental authority or agency having jurisdiction over its, his or her properties or activities, or any insurance or inspection body, that its, his or her operations or any of its, his or her properties, facilities, equipment, or business practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, or requirement of any public or quasi-public authority or body, except where failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

                    3.17. Finder's Fee. Except as set forth on Schedule 3.17, the Company has not incurred any obligation for any finder's, brokers or agent's fee in connection with the transactions contemplated hereby.

                    3.18. Litigation. Except as described on Schedule 3.18 or otherwise disclosed pursuant to this Agreement, there are no legal actions or administrative proceedings or investigations instituted, to the actual knowledge of the Company or the Optometrist, which affect or could affect the Practice, the Non-optometric Assets or the operation, business, condition (financial or otherwise), or results of operations of the Company which (i) if successful could, individually or in the aggregate, have a Material Adverse Effect or (ii) could adversely affect the ability of the Company or the Optometrist to effect the transactions contemplated hereby. Neither the Company nor the Optometrist is
(a) subject to any continuing court or administrative order, judgment, writ, injunction or decree applicable specifically to the Non-optometric Assets, the Company or to its business, assets, operations or employees or (b) in default with respect to any such order, judgment, writ, injunction or decree. The Company has no knowledge of any valid basis for any such action, proceeding or investigation. Except as set forth on Schedule 3.18, all medical malpractice claims asserted, general liability incidents and incident reports have been submitted to the Company's insurer therefor. All claims made or threatened against the Company in excess of its deductible are covered under its Insurance Policies.

                    3.19. Condition of Fixed Assets. All of the fixtures, structures and equipment reflected in the Financial Statements and used by the Company in its business, are in good condition and repair, subject to normal wear and tear, and conform in all material respects with all applicable ordinances, regulations and other laws, and the Company has no actual knowledge of any latent defects therein.

                    3.20. Distributions and Repurchases. No distribution, payment or dividend of any kind has been declared or paid by the Company on any of its capital stock since the Company Balance Sheet Date. No repurchase of any of the Company's capital stock has been approved, effected or is pending, or is contemplated by the Board of Directors of the Company.

                    3.21. Banking Relations. Set forth on Schedule 3.21 is a complete and accurate list of all borrowing and investing arrangements that the Company has with any bank or other financial institution, indicating with respect to each relationship the type of arrangement maintained (such as checking account, borrowing arrangements, safe deposit box, etc.) and the person or persons authorized in respect thereof.

                    3.22. Ownership Interests of Interested Persons; Affiliations. Except as set forth on Schedule 3.22, no officer, supervisory employee or director of the Company, or their respective spouses, children or Affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Company or any organization that has a material contract or arrangement with the Company. Except as may be disclosed pursuant to this Agreement, neither the Company, nor any of its directors, officers, employees or consultants, nor any Affiliate of such person is, or within the last three (3) years was, a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any optometrist, hospital, pharmacy, home health agency or other person which is in a position to make or influence referrals to, or otherwise generate business for, the Company.

                    3.23. Investments in Competitors. Except as disclosed on Schedule 3.23, neither the Company nor the Optometrist owns directly or indirectly any interests or has any investment in any person that is a Competitor of the Company.

                    3.24.     Environmental Matters.

                              a.         Environmental Laws.  To the best
knowledge of the Company and the Optometrist, neither the Company nor any of the Non-optometric Assets (including the leased real property described on Schedule 3.11(c)) are currently in violation of, or subject to any existing, pending or, to the actual knowledge of the Company threatened, investigation or inquiry by any governmental authority or to any remedial obligations under, any federal, state or local laws or regulations pertaining to health or the environment ("Environmental Laws"), except for any such violations, investigations or inquiries that would not, individually or in the aggregate, result in a Material Adverse Effect.

                              b.         Permits.  The Company is not required
to obtain, and has no knowledge of any reason Vision 21 will be required to obtain, any permits, licenses or similar authorizations to occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by the Company by reason of any Environmental Laws.

                              c.         Superfund List.  To the best knowledge
of the Company, none of the Non-optometric Assets (including the Company's leased real property described on Schedule 3.11(c)) are on any federal or state "Superfund" list or subject to any environmentally related liens, except such liens as would not, individually or in the aggregate, result in a Material Adverse Effect.

                    3.25. Certain Payments. Neither the Company nor any director, officer or employee of the Company acting for or on behalf of the Company, has paid or caused to be paid, directly or indirectly, in connection with the business of the Company:

                              a.         to any government or agency thereof or
any agent of any supplier or customer any bribe, kick-back or other similar payment; or

                              b.         any contribution to any political
party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

                    3.26. Medical Waste. With respect to the generation, transportation, treatment, storage, and disposal, or other handling of medical waste, to the best knowledge of the Company and the Optometrist, the Company has complied with all material federal, state or local laws or regulations pertaining to medical waste.

                    3.27. Medicare and Medicaid Programs. The Company, the Optometrist and each Professional Employee is qualified for participation in the Medicare and Medicare programs and is party to provider agreements for such programs which are in full force and effect with no events of default having occurred thereunder. The Company, the Optometrist and each Professional Employee has timely filed all claims or other reports required to be filed prior to the Closing Date with respect to the purchase of services by third-party payors ("Payors"), including but not limited to Medicare and Medicaid programs, except where the failure to file would not, individually or in the aggregate, result in a Material Adverse Effect. All such claims or reports are complete and accurate in all material respects. The Company, the Optometrist and each Professional Employee has paid or has properly recorded on the Financial Statements all actually known and undisputed refunds, discounts or adjustments which have become due pursuant to such claims, and neither the Company, the Optometrist nor any Professional Employee has any material liability to any Payor with respect thereto, except as has been reserved for in the Company Balance Sheet. There are no pending appeals, overpayment determinations, adjustments, challenges, audits, litigation, or notices of intent to reopen Medicare and/or Medicaid claims determinations or other reports required to be filed by the Company, the Optometrist or any Professional Employee in order to be paid by a Payor for services rendered. Neither the Company, nor any of its directors, officers, employees, consultants or the Optometrist has been convicted of, or pled guilty or nolo contendere to, patient abuse or neglect, or any other Medicare or Medicaid program-related offense. Neither the Company, nor its directors, officers, the Optometrist, or to the best of the Company's knowledge, its employees or consultants, has committed any offense which may serve as the basis for suspension or exclusion from the Medicare and Medicaid programs, including but not limited to, defrauding a government program, loss of a license to provide health services, and failure to provide quality care.

                    3.28. Fraud and Abuse. To the best knowledge of the Company and the Optometrist, the Company, its officers and directors, the Professional Employees, and the other persons and entities providing professional services for the Company, have not engaged in any activities which are prohibited under 42 U.S.C. Sections 1320-7, 7a or 7b or 42 U.S.C.
Section 1395nn (subject to the exceptions set forth in such legislation), or the regulations promulgated thereunder or pursuant to similar state or local statutes or regulations, or which are prohibited by rules of professional conduct, including but not limited to the following:

                              a.         knowingly and willfully making or
causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

                              b.         knowingly and willfully making or
causing to be made a false statement or representation of a material fact for use in determining rights to any benefit or payment;

                              c.         failure to disclose knowledge by a
Medicare or Medicaid claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment;

                              d.         knowingly and willfully offering,
paying, soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (i) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or (ii) in return for purchasing, leasing, or ordering, or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and

                              e.         referring a patient for designated
health services (as defined in 42 U.S.C. Section 1395nn) to or providing designated health services to a patient upon a referral from an entity or person with which the Optometrist or the Professional Employee or an immediate family member has a financial relationship, and to which no exception under 42 U.S.C. Section 1395nn applies.

                    3.29. Payors. Schedule 3.29 sets forth a true, correct and complete list of the names and addresses of each Payor, including any private pay patient as a single payor, of the Company's services which accounted for more than 10% of the revenues of the Company in the three (3) previous fiscal years. Except as set forth on Schedule 3.29, the Company has good relations with such Payors and none of such Payors has notified the Company that it intends to discontinue its relationship with the Company or to deny any claims submitted to such Payor for payment.

                    3.30. Prohibitions on the Corporate Practice of Optometry. To the best of the Company's and the Optometrist's knowledge, the actions, transactions or relationships arising from, and contemplated by this Agreement, do not violate any law, rule or regulation relating to the corporate practice of optometry. The Company and the Optometrist accordingly agree that the Company and the Optometrist will not, in an attempt to void or nullify any document contemplated herein or any relationship involving Vision 21, the Company or the Optometrist, sue, claim, aver, allege or assert that any such document contemplated herein or any such relationship violates any law, rule or regulation relating to the corporate practice of optometry and expressly warrant that this Section is valid and enforceable by Vision 21, and recognize that Vision 21 has relied upon the statements herein in closing this Transaction.

                    3.31. Acquisition Proposals. Except for the negotiations, offers and agreements with Vision 21 and its representatives, the Company has not received during the twelve (12) month period preceding the date of this Agreement any proposal or offer (including, without limitation, any proposal or offer of its stockholders) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, the Company (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") nor has the Company or any of its employees, agents, representatives or stockholders engaged in any negotiations concerning, or provided any confidential information or data to, or had any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitated any effort or attempted to make or implement an Acquisition Proposal.

                    3.32. Consistent Treatment of Expenses. The Company has, in presenting information concerning the Company's expenses to Vision 21 for the purpose of determining the Company's value, separated out those expenses which shall be borne by the Company in a manner which is consistent with the treatment of expenses which shall be the responsibility of the Company pursuant to the Business Management Agreement.

                    3.33. Accounts Receivable/Payable. The Accounts Receivable of the Company relating to the ownership and operation of the Practice reflected on the Company Balance Sheet, to the extent uncollected on the date hereof, are, and the accounts receivable of the Company relating to the ownership and operation of the Practice to be reflected on the books of the Company on the Closing Date will be, valid, existing and collectible within six months from the Closing Date (taking into consideration the allowance for doubtful accounts set forth in the Financial Statements) using reasonably diligent collection methods taking into account the size and nature of the receivable, and represent amounts due for goods sold and delivered or services performed. There are not, and on the date of Closing there will not be, any refunds, discounts, set-offs, defenses, counterclaims or other adjustments payable or assessable with respect to the Accounts Receivable. The Company has collected Accounts Receivable only in the ordinary course and has not changed collection procedures or methods nor accelerated the pace of such collection efforts in anticipation of the transactions contemplated in this Agreement.
The Company has paid accounts payable in the ordinary course and has not changed payment procedures or methods nor delayed the timing of such payments in anticipation of the transactions contemplated in this Agreement.

                    3.34. Projections. There is no fact, development or threatened development with respect to the markets, products, services, clients, patients, facilities, personnel, vendors, suppliers, operations, assets or prospects of the Practice which are known to the Company or the Optometrist which would materially adversely affect the projected fiscal year 1997 earnings of the Company disclosed to Vision 21 by Optometrist, other than such conditions as may affect as a whole the economy or the practice of optometry generally.

                    3.35. Inventory. Except as set forth on Schedule 3.35, to the best of the Company's and the Optometrist's knowledge: (i) the Inventory is in its originally manufactured condition, fit for the use for which it was intended, free from any known defect and in a quantity and quality usable in the ordinary course of business; (ii) the Inventory does not contain material amounts of items that are slow-moving, obsolete or of below-standard quality; (iii) the qualities and quantities of Inventory are reasonable and warranted in the present and anticipated circumstances of the Practice; and
(iv) there has been no decrease in the physical Inventory since the Company Balance Sheet Date other than in the ordinary course of business.

                    3.36. Tangible Personal Property. Except as set forth on Schedule 3.36, the Company's Tangible Personal Property is in good operating condition, working order and repair

(normal wear and tear excepted) and is fully suitable for the uses for which it is employed in the conduct of the Practice.

                    3.37. Leases. With respect to each of the Real Property Leases and Personal Property Leases, except as set forth on Schedule 3.37:

                    (a) such lease is legal, valid, binding, enforceable and in full force and effect;

                    (b) such lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;

                    (c) no party to such lease is in material breach or default, and no event has occurred that, with notice or lapse of time, would constitute a material breach or default or permit termination, modification or acceleration thereunder;

                    (d) no party to such lease has repudiated in writing any provision thereof;

                    (e) there are no disputes, oral agreements or forbearance programs in effect as to such lease; and

                    (f) The Company has performed and satisfied in full each material obligation to be performed by the Company under such lease.

                    3.38. Contract Rights. Except as set forth on Schedule 3.38, each of the Assumed Contracts is valid and enforceable and is in full force and effect, and there is no material default or existing condition that, with the giving of notice or the passage of time, would constitute such a default by any parties thereto. The Company has performed and satisfied in full each material obligation required to be performed by the Company under each Assumed Contract. If services are to be provided to the Company under any of such Assumed Contracts, such services have been and are being performed satisfactorily and in a timely manner, substantially in accordance with the terms of such Assumed Contract.

                    3.39. Prepaid Items. Except as described on Schedule 3.13, each of the Prepaid Items may be transferred to Vision 21 without the necessity of obtaining any consent or approval.

                    3.40. Completeness of Assets. The Non-optometric Assets, together with the Optometric Assets, include all the properties used to conduct the Practice as presently conducted.

                    3.41. Disclosure. To the best of the Company's and the Optometrist's knowledge, no representation, warranty or statement made by the Company or the Optometrist in this Agreement or any of the exhibits or schedules hereto, or any agreements, certificates, documents or instruments delivered or to be delivered to Vision 21 in accordance with this

Agreement or the other documents contemplated herein, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company and the Optometrist do not know of any fact or condition (other than general economic conditions or legislative or administrative changes in health-care delivery) which materially adversely affects, or in the future may materially affect, the condition, properties, assets, liabilities, business, operations or prospects of the Practice which has not been set forth herein or in the Schedules provided herewith.

         4. REPRESENTATIONS AND WARRANTIES OF THE OPTOMETRIST. The Optometrist represents and warrants to Vision 21 that the following are true and correct as of the date hereof, and shall be true and correct through the Closing Date as if made on that date:

                    4.1. Validity; Optometrist Capacity. This Agreement, the Optometrist Employment Agreement, and each other agreement contemplated hereby or thereby have been, or will be as of the Closing Date, duly executed and delivered by the Optometrist and constitute or will constitute legal, valid and binding obligations of the Optometrist, enforceable against the Optometrist in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. The Optometrist has legal capacity to enter into and perform this Agreement and his Optometrist Employment Agreement.

                    4.2. No Violation. Except as set forth on Schedule 4.2, neither the execution, delivery or performance of this Agreement, other agreements of the Optometrist contemplated hereby or thereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture or other instrument under which the Optometrist is bound or to which any of his property or the shares of common stock of the Company are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of his property or the shares of common stock of the Company or (b) to the best knowledge of the Optometrist, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body.

                    4.3. Consents. Except as may be required under the Exchange Act, the Securities Act, the Corporation Law and state securities laws, or otherwise disclosed pursuant to this Agreement, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, or any other person is required to authorize, or is required in connection with, caution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Optometrist.

                    4.4. Certain Payments. The Optometrist has not paid or caused to be paid, directly or indirectly, in connection with the business of the Company:

                              a.         to any government or agency thereof or
any agent of any supplier or customer any bribe, kick-back or other similar payment; or

                              b.         any contribution to any political
party or candidate (other than from personal funds not reimbursed by the Company or as otherwise permitted by applicable law).

                    4.5. Finder's Fee. Except as set forth on Schedule 4.5, the Optometrist has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

                    4.6. Ownership of Interested Persons; Affiliations. Except as set forth on Schedule 4.6, neither the Optometrist nor his spouse, children or Affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Company or any organization that has a material contact or arrangement with the Company. Neither the Optometrist nor any of his Affiliates is, or with the last three (3) years was, a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any optometrist, hospital, pharmacy, home health agency or other person which is in a position to make or influence referrals to, or otherwise generate business for, the Company.

                    4.7. Investments in Competitors. Except as disclosed on Schedule 4.7, the Optometrist does not own directly or indirectly any interests or have any investment in any person that is a Competitor of the Company.

                    4.8. Litigation. Except as disclosed on Schedule 4.8, there are no claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to the Optometrist's knowledge, threatened against the Optometrist at law or at equity in any court or before or by any Governmental Authority, and, to the Optometrist's knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. Except as set forth on Schedule 4.10, there have been no disciplinary, revocation or suspension proceedings or similar types of claims, actions or proceedings, hearings or investigations against the Optometrist or the Company.

                    4.9. Permits. To the best of the Optometrist's knowledge, the Optometrist has all permits, licenses, orders and approvals of all Governmental Authorities necessary to perform the services performed by the Optometrist in connection with the conduct of the Practice. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is pending or threatened. To the best of the Optometrist's knowledge, none of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated herein. The Optometrist is a participating optometrist, as such term is defined by the Medicare and Medicaid programs, and the Optometrist has not been disciplined, sanctioned or excluded from either the Medicare or

Medicaid programs and has not been subject to any plan of correction imposed by any professional review body.

                    4.10. Staff Privileges. Schedule 4.10 lists all hospitals at which the Optometrist has full staff privileges. Such staff privileges have not been revoked, surrendered, suspended or terminated, and to the Optometrist's knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such revocation, surrender, suspension or termination.

                    4.11. Intentions. Except as set forth on Schedule 4.11, the Optometrist intends to continue practicing optometry on a full-time basis for at least the next five (5) years with the Company and does not know of any fact or condition that materially adversely affects, or in the future may materially adversely affect, his ability or intention to practice optometry on a full-time basis for the next five (5) years with the Company.

         5. REPRESENTATIONS AND WARRANTIES OF VISION 21. Vision 21 represents and warrants to the Company and the Optometrist that the following are true and correct as of the date hereof and shall be true and correct as of the Closing Date; when used in this Section 5, the term "best knowledge" shall mean the best knowledge of those individuals listed on Schedule 5:

                    5.1. Organization and Good Standing. Vision 21 is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporation power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. At or prior to Closing, Vision 21 will be qualified to do business as a foreign corporation in the jurisdictions listed on Schedule 5.1.

                    5.2. Capitalization. The authorized capital stock of Vision 21 consists of 50,000,000 shares of Vision 21 Common Stock, of which 5,465,673 shares are issued and outstanding. Immediately prior to the Closing, the authorized capital stock of Vision 21 will consist of 50,000,000 shares of Vision 21 Common Stock, of which 5,465,673 shares will be issued and outstanding.

                    5.3. Corporate Records. The copies of the Articles of Incorporation and Bylaws, and all amendments thereto, of Vision 21 that have been delivered or made available to the Company and the Optometrist are true, correct and complete copies thereof, as in effect on the date hereof. The minute books of Vision 21, copies of which have been delivered or made available to the Company and the Optometrist, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the stockholders of Vision 21, since its formation.

                    5.4. Authorization and Validity. The execution, delivery and performance by Vision 21 of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Vision 21. This Agreement and each other agreement contemplated hereby to be executed by Vision 21 have been or will be as of the Closing Date duly executed and delivered by Vision 21 and constitute or will constitute legal, valid and binding obligations of Vision 21, enforceable against Vision 21 in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                    5.5. Compliance. The execution and delivery of the documents contemplated hereunder and the consummation of the transactions contemplated thereby by Vision 21 shall not (i) violate any provision of Vision 21's organizational documents, (ii) violate any material provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any mortgage, lien, lease, contract, license, instrument or any other agreement to which Vision 21 is a party, (iii) result in the creation or imposition of any material lien, charge, pledge, security interest or other material encumbrance upon any property of Vision 21 or (iv) violate or conflict with any order, award, judgment or decree or other material restriction or to the best of Vision 21's knowledge violate or conflict with any law, ordinance or regulation to which Vision 21 or its property is subject.

                    5.6. Consents. No consent, approval, order or authorization of or registration, declaration, or filing with, any Governmental Authority or other person is required in connection with the execution and delivery of the documents contemplated herein by Vision 21 or the consummation by such party of the transactions contemplated thereby, except for those consents or approvals set forth on Schedule 5.6.

                    5.7. Finder's Fee. Except as disclosed on Schedule 5.7, Vision 21 has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

                    5.8. Capital Stock. The issuance and delivery by Vision 21 of shares of Vision 21 Common Stock in connection with the Note have been duly and validly authorized by all necessary corporate action on the part of Vision 21. The shares of Vision 21 Common Stock to be issued in connection with the Note, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive rights, rights of first refusal or similar rights of any of Vision 21's stockholders, or any federal or state law, including, without limitation, the registration requirements of applicable federal and state securities laws.

                    5.9. Vision 21 Financial Statements; Confidential Information Memorandum. The balance sheet of Vision 21 as of September 30, 1996 and the related statements of income of Vision 21 for the first nine (9) months of Vision 21's 1996 fiscal year, without giving effect to the Related Acquisitions, including the costs incurred during such fiscal year associated with any Registration Statement, shall be contained in the Confidential Information Memorandum to be provided to the Optometrist and the Company by Vision 21 prior to the Closing (collectively, with the related notes thereto, the "Vision 21 Financial Statements"). The Vision 21 Financial Statements (a) fairly present the financial condition and results of operations of Vision 21, without giving effect to the Related Acquisitions, as of the dates and for the periods indicated; and (b) have been prepared in conformity with GAAP (subject to normal year-end adjustments and the absence of notes for any unaudited interim financial statement), except as otherwise indicated in the Vision 21 Financial Statements. Subject to the foregoing and the other qualifications contained elsewhere in this Agreement, to the best knowledge of Vision 21, the Confidential Information Memorandum, as amended on December, 1996, is true and correct in all material respects.

                    5.10. Liabilities and Obligations. Except as disclosed on Schedule 5.10, the Vision 21 Financial Statements shall reflect all material liabilities of Vision 21, accrued, contingent or otherwise, that would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with GAAP. Except as set forth on Schedule 5.10 or in the Vision 21 Financial Statements, Vision 21 is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and Vision 21 does not know of any valid basis for the assertion of any other claims or liabilities of any nature or in any amount.

                    5.11. Compliance with Laws. Vision 21 has not failed to comply with any applicable laws, regulations and licensing requirements or failed to file with the proper authorities any necessary statements and reports except where the failure to so comply or file would not, individually or in the aggregate, result in a Material Adverse Effect. There are no existing violations by Vision 21 of any federal, state or local law or regulation that could, individually or in the aggregate, result in a Material Adverse Effect. Vision 21 possesses all necessary licenses, franchises, permits and governmental authorizations for the conduct of Vision 21's business as now conducted and after the Closing, as contemplated in this Agreement. The transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded by any such licenses, franchises, permits or government authorizations, except for any such default, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect. Since January 1, 1993, Vision 21 has not received any notice from any federal, state or other governmental authority or agency having jurisdiction over its properties or activities, or any insurance or inspection body, that its operations or any of its properties, facilities, equipment, or business practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, or requirement of any public or quasi-public authority or body, except where failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

                    5.12. Insolvency Proceedings. Vision 21 is not currently under the jurisdiction of a Federal or state court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                    5.13. Employment of Company's Employees. Vision 21 does not currently intend to change the existing composition or employment terms of any of the non-professional personnel which have employment arrangements with the Company on the effective date of this Agreement (except as is necessary for Vision 21 to employ such individuals pursuant to the Business Management Agreement). Vision 21 reserves the right, however, to change the number, composition or employment terms of such non-professional personnel in the future.

         6.         SECURITIES LAW MATTERS.

                    6.1.      Investment Representations and Covenants of
Optometrist.

                              a.         Optometrist understands that the
Securities will not be registered under the Securities Act or any state securities laws on the grounds that the issuance of the Securities is exempt from registration pursuant to Section 4(2) of the Securities Act under the Securities Act and applicable state securities laws, and that the reliance of Vision 21 on such exemptions is predicated in part on the Optometrist's representations, warranties, covenants and acknowledgements set forth in this Section.

                              b.         Except as disclosed on Schedule 6.1(b)
attached hereto, Optometrist represents and warrants that Optometrist is an "accredited investor" or "sophisticated investor" as defined under the Securities Act and state "Blue Sky" laws, or that Optometrist has utilized, to the extent necessary to be deemed a sophisticated investor under the Securities Act and State "Blue Sky" laws, the assistance of a professional advisor.

                              c.         Optometrist represents and warrants
that the Securities to be acquired by Optometrist upon consummation of the transactions described in this Agreement will be acquired by Optometrist for Optometrist's own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, except as contemplated in this Agreement, and that Optometrist will not distribute any of the Securities in violation of the Securities Act. All Securities shall bear a restrictive legend in substantially the following form:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IF THE HOLDER HEREOF COMPLIES WITH THE ACT AND APPLICABLE SECURITIES LAWS."

         In addition, the Securities shall bear any legend required by the securities or "Blue Sky" laws of any state where Optometrist resides as well as any other legend deemed appropriate by Vision 21 or its counsel.

                              d.         Optometrist represents and warrants
that the address set forth below Optometrist's name on Schedule 6.1(d) is Optometrist's principal residence.

                              e.         Optometrist (i) acknowledges that the
Securities issued to Optometrist at the Closing must be held indefinitely by Optometrist unless subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Securities made pursuant to Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not currently available for use by Optometrist for resale of any of the Securities to be acquired by Optometrist upon consummation of the transactions described in this Agreement, and (iv) acknowledges and agrees that the transfer of the Securities shall be further restricted by the "lock-up" provisions contained in the Registration Rights Agreement in the form of Exhibit 14(e), whereby Optometrist shall be treated as an "affiliate" of Vision 21 under Rule 144.

                              f.         Optometrist represents and warrants to
Vision 21 that Optometrist, either alone or together with the assistance of Optometrist's own professional advisor, has such knowledge and experience in financial and business matters such that Optometrist is capable of evaluating the merits and risks of Optometrist's investment in any of the Securities to be acquired by Optometrist upon consummation of the transactions described in this Agreement.

                              g.         Optometrist confirms that Optometrist
has received and read the Confidential Information Memorandum of Vision 21 dated September 27, 1996 and the December, 1996 Supplement thereto. Optometrist also confirms that Optometrist has had the opportunity to ask questions of and receive answers from Vision 21 concerning the terms and conditions of Optometrist's investment in the Securities, and the Optometrist has received to Optometrist's satisfaction, such additional information, in addition to that set forth herein, about Vision 21's operations and the terms and conditions of the offering as Optometrist has requested.

                              h.         In order to ensure compliance with the
provisions of paragraph (c) hereof, Optometrist agrees that after the Closing Optometrist will not sell or otherwise transfer or dispose of Securities or any interest therein (unless such shares have been registered under the Securities
Act) without first complying with either of the following conditions, the expenses and costs of satisfaction of which shall be fully borne and paid for by Optometrist:

                                        i)         Vision 21 shall have
received a written legal opinion from legal counsel, which opinion and counsel shall be satisfactory to Vision 21 in the exercise of its reasonable judgment, or a copy of a "no-action" or interpretive letter of the Securities and Exchange Commission specifying the nature and circumstances of the proposed transfer and indicating that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder; or

                                        ii)        Vision 21 shall have
received an opinion from its own counsel to the effect that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder.

Optometrist also agrees that the certificates or instruments representing the Securities to be issued to Optometrist pursuant to this Agreement may contain a restrictive legend noting the restrictions on transfer described in this Section and required by federal and applicable state securities laws, and that appropriate "stop-transfer" instructions will be given to Vision 21's transfer agent, if any, provided that this Section 6.1(h) shall no longer be applicable to any Securities following their transfer pursuant to a registration statement effective under the Securities Act or in compliance with Rule 144 or if the opinion of counsel referred to above is to the further effect that transfer restrictions and the legend referred to herein are no longer required in order to establish compliance with any provisions of the Securities Act.

                              i.         Optometrist understands that although
an Initial Public Offering is contemplated by Vision 21, there are no assurances that an Initial Public Offering will occur or if it does occur that it will be successful.

                              j.         Optometrist agrees that he shall be
considered an "affiliate" of Vision 21 for purposes of Rule 144 and agrees to the restrictions and limitations imposed by Rule 144 on affiliates. Optometrist further agrees that he shall be considered an affiliate of Vision 21 for Rule 144 purposes even if he does not meet the technical definition of "affiliate" under Rule 144.

                    6.2. Current Public Information. At all times following the registration of any of Vision 21's securities under the Securities Act or Exchange Act pursuant to which Vision 21 becomes subject to the reporting requirements of the Exchange Act, Vision 21 shall use commercially reasonable efforts to comply with the requirements of Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC) regarding the availability of current public information to the extent required to enable any holder of shares of Common Stock to sell such shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation).

         7. COVENANTS OF THE COMPANY AND THE OPTOMETRIST. The Company and the Optometrist, jointly and severally, agree that between the date hereof and the Closing (with respect to the Company's covenants, the Optometrist agrees to use his best efforts to cause the Company to perform):

                    7.1. Consummation of Agreement. The Company and the Optometrist shall use their best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions; provided, however, that this covenant shall not require the Company or the Optometrist to make any expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

                    7.2. Business Operations. The Company shall operate its business in the ordinary course. The Company and the Optometrist shall use their best efforts to preserve the business of the Company intact. Neither the Company nor the Optometrist shall take any action that would, individually or in the aggregate, result in a Material Adverse Effect.

                    7.3. Access. The Company and the Optometrist shall, at reasonable times during normal business hours and on reasonable notice, permit Vision 21 and its authorized representatives, including without limitation, the Accountants, reasonable access to, and make available for inspection, all of the assets and business of the Company, including its employees, customers and suppliers, and permit Vision 21 and its authorized representatives to inspect and, at Vision 21's sole cost and expense, make copies of all documents, records (other than patient optometric records) and information with respect to the affairs of the Company, including, without limitation, the Financial Statements, as Vision 21 and its representatives may request, all for the sole purpose of permitting Vision 21 to become familiar with the business and assets and liabilities of the Company.

                    7.4. Notification of Certain Matters. The Company and the Optometrist shall promptly inform Vision 21 in writing of (a) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by the Company or the Optometrist subsequent to the date of this Agreement and prior to the Closing Date under any Commitment material to the Company's condition (financial or otherwise), operations, assets, liabilities or business and to which it is subject; or (b) any material adverse change in the Company's condition (financial or otherwise), operations, assets, liabilities or business.

                    7.5. Approvals of Third Parties. As soon as practicable after the date hereof, the Company and the Optometrist shall secure all necessary approvals and consents of landlords with respect to the real property described on Schedule 2.1(d) to the consummation of the transactions contemplated hereby and shall use their best efforts to secure all necessary approvals and consents of other third parties to the consummation of the transactions contemplated hereby; provided, however, that this covenant shall not require the Company or the Optometrist to make any material expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

                    7.6.      Employee Matters.  Except as set forth in
Schedule 3.8(a) or as otherwise contemplated by this Agreement, the Company shall not, without the prior written approval of Vision 21, except as required by law:

                              a.         increase the cash compensation of the
Optometrist or any other employees of the Company (other than in the ordinary course of business and consistent with past practice);

                              b.         adopt, amend or terminate any
Compensation Plan;

                              c.         adopt, amend or terminate any
Employment Agreement;

                              d.         adopt, amend or terminate any
Employee Policies and Procedures;

                              e.         adopt, amend or terminate any
Employee Benefit Plan;

                              f.         take any action that could deplete the
assets of any Employee Benefit Plan, other than payment of benefits in the ordinary course to participants and beneficiaries;

                              g.         fail to pay any premium or
contribution due or with respect to any Employee Benefit Plan;

                              h.         fail to file any return or report with
respect to any Employee Benefit Plan;

                              i.         institute, settle or dismiss any
employment litigation except as could not, individually or in the aggregate, result in a Material Adverse Effect;

                              j.         enter into, modify, amend or terminate
any agreement with any union, labor organization or collective bargaining unit;
or

                              k.         take or fail to take any action with
respect to any past or present employee of the Company that would, individually or in the aggregate, result in a Material Adverse Effect.

                    7.7. Contracts. Except with Vision 21's prior written consent, the Company shall not assume or enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale except in the ordinary course of business that is material to the Company's business, nor will it waive any material right or cancel any material contract, debt or claim.

                    7.8. Capital Assets; Payments of Liabilities. The Company shall not, without the prior written approval of Vision 21 (a) acquire or dispose of any capital asset having a fair market value of $5,000 or more, or acquire or dispose of any capital asset outside of the ordinary course of business or (b) discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (i) liabilities and obligations reflected in the Financial Statements or (ii) current liabilities and obligations incurred in the usual and ordinary course of business since the Company Balance Sheet Date and, in either case (i) or (ii) above, only as required by the express terms of the agreement or other instrument pursuant to which the liability or obligation was incurred.

                    7.9. Mortgages, Liens and Guaranties. The Company shall not, without the prior written approval of Vision 21, enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any security interest, lien, encumbrance or claim of any kind to attach to any of its assets (other than statutory liens arising in the ordinary course of business and other liens that do not materially detract from the value or interfere with the use of such assets), whether now owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligation of another, except obligations arising by reason of endorsement for collection and other similar transactions in the ordinary course of business, or make any capital contribution or investment in any person.

                    7.10. Acquisition Proposals. The Company and the Optometrist agree that from the date of this Agreement through the earlier of the Closing Date or January 1, 1997, (a) neither the Optometrist nor the Company nor any of its officers and directors shall, and the Optometrist and the Company shall direct and use their best efforts to cause the Company's employees, agents, and representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any Acquisition Proposal or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (b) the Optometrist and the Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 7.10; and (c) the Optometrist and the Company will notify Vision 21 immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company or the Optometrist.

                    7.11. Distributions and Repurchases. No distribution, payment or dividend of any kind will be declared or paid by the Company with respect of its capital stock, nor will any repurchase of any of the Company's capital stock be approved or effected.

                    7.12. Requirements to Effect the Transaction. The Company and the Optometrist shall use their best efforts to take, or cause to be taken, all actions necessary to effect the Transaction under applicable law.

                    7.13. Optometrist Accounts Payable and Optometrist Retained Equity. The Company shall, and the Optometrist shall cause the Company, to pay in a timely manner the accounts payable of the Optometrist. Except as contemplated herein, the Company shall not, and the Optometrist shall not permit the Company to, make payment of all or any portion of any retained equity of the Company at any time prior to Closing.

                    7.14. Optometrist Employment Agreements. The Company and the Optometrist shall cause, at or immediately prior to Closing, each Optometrist Employee (except for those non-shareholder Optometrist Employees identified on Schedule 7.14) who is then an employee of the Company and Optometrist agrees at or immediately prior to Closing (i) to terminate his employment agreement, if any, with the Company by mutual consent without any liability therefor on the part of the Company and
(ii) to enter into a new Optometrist Employment Agreement with the Company in accordance with the terms of the Business Management Agreement.

                    7.15. Optometrist Employment Agreements. The Company and the Optometrist shall cause, at or immediately prior to Closing, each Optometrist Employee who is then an employee of the Company (i) to terminate his existing employment agreement, if any, with the Company by mutual consent without any liability therefor on the part of the Company and (ii) to enter into a new Optometrist Employment Agreement with the Company in accordance with the terms of the Business Management Agreement.

                    7.16. Termination of Retirement Plans. Prior to Closing, the Optometrist shall cause the Company to take all steps necessary to discontinue benefits accruals under any Employee Benefit Plan that is intended to be a qualified employee retirement plan under Section 401(a) of the Code (a "Retirement Plan") effective as of Closing or as soon thereafter as may be practical.

                    Subsequent to Closing, the Company and Vision 21 shall review the extent to which the Company can resume contributions to the Retirement Plan without violating the qualification requirements of Sections 410(b) and 401(a)(4) of the Code, taking into account any employees of Vision 21 who would be "leased employees" of the Company under Section 414(n) of the Code. If Vision 21 and the Company mutually agree that such qualification requirements can be satisfied, the Company may elect to continue the Retirement Plan and make contributions in accordance with its terms, provided that the Company shall agree to cover at its own expense any Vision 21 employees who are leased employees if such coverage is required to maintain the tax-qualified status of the Retirement Plan.

                    7.17. Delivery of Schedules. The Company and the Optometrist shall deliver to Vision 21 all schedules required to be delivered by them prior to the Closing.

                    7.18. Assignment of Fees for Optometry Services. On or prior to the Closing Date, the Company shall obtain an irrevocable assignment from all Professional Employees of any and all of their rights to receive payment for the provision of optometry services which are part of the Accounts Receivable to Vision 21 existing on the Closing Date, except for those fees specified and set forth on Schedule 7.18. Each Professional Employee shall undertake to endorse any payments received on account of such services to the order of Vision 21 and to take such other action as may be necessary to confirm to Vision 21 the rights to collect and retain for its own account such Accounts Receivable. The Company shall cause its Professional Employees to agree that such security interest of such lender(s) is intended to be a first priority security interest and is superior to any right, title or interest which may be asserted by such Professional Employees with respect to the Accounts Receivable or the proceeds thereof. In the event that the assignment of rights described in this Section shall be deemed, for any reason, to be ineffective as an outright assignment, the Company shall cause each Professional Employee to agree that such Professional Employee shall be deemed, effective as of the Closing Date, to have granted to Vision 21 a first priority lien on and security interest in and to any and all interests of such Professional Employee in any of the Accounts Receivable, and all proceeds with respect thereto, to secure the collection by Vision 21 of all Accounts Receivable, and this Agreement shall be deemed to be a security agreement to the extent necessary to give effect to the foregoing. The Company shall cause each Professional Employee to execute and deliver, all such financing statements as the Company or Vision 21 may request in order to perfect such security interest. The Company shall not suffer any Professional Employee to grant any other lien on or security interest in or to such Accounts Receivable or any proceeds thereof.

         8. COVENANTS OF VISION 21. Vision 21 agrees that between the date hereof and the Closing:

                    8.1. Consummation of Agreement. Vision 21 shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions and take all corporate and other actions necessary to approve the Transaction; provided, however, that this covenant shall not require Vision 21 to make any expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

                    8.2. Notification of Certain Matters. Vision 21 shall promptly inform the Company and the Optometrist in writing of (a) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by Vision 21 subsequent to the date of this Agreement and prior to the Closing Date under any Vision 21 Commitment material to Vision 21's condition (financial or otherwise), operations, assets, liabilities or business and to which it is subject; or (b) any material adverse change in Vision 21's condition (financial or otherwise), operations, assets, liabilities or business.

                    8.3. Licenses and Permits. Vision 21 shall use its best efforts to obtain all licenses, permits, approvals or other authorizations required under any law, statute, rule, regulation or ordinance, or otherwise necessary or desirable to consummate the Transaction or provide the services contemplated by the Business Management Agreement and to conduct the intended business of Vision 21.

                    8.4. Release of Optometrist From Practice Liabilities. Vision 21 shall use its best efforts to obtain from third party creditors the release of Optometrist from any personal liabilities relating to the Practice which are identified on Schedule 8.4 and assumed by Vision 21 pursuant to the terms of this Agreement.

         9.         COVENANTS OF VISION 21, THE COMPANY AND THE OPTOMETRIST.
Vision 21, the Company and the Optometrist agree as follows:

                    9.1.      Filings; Other Action.

                              a.         Vision 21, the Company and the
Optometrist shall cooperate to promptly prepare and file at Vision 21's expense with the SEC, a Registration Statement on Form S-1 (or other appropriate form) to be filed by Vision 21 in connection with any Initial Public Offering of Vision 21 (including the prospectus constituting a part thereof, the "Registration Statement"). Vision 21 shall obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the transactions contemplated by this Agreement, and the Company and the Optometrist shall furnish all information concerning the Company, the Non-optometric Assets and the Optometrist as may be reasonably requested in connection with any such action.

                              b.         Each of the Company, the Optometrist
and Vision 21 represents and warrants that none of the information or documents supplied or to be supplied by it specifically for inclusion in a Registration Statement, by exhibit or otherwise, will, at the time the Registration Statement and each amendment and supplement thereof, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the Optometrist, and Vision 21 shall agree as to the information and documents supplied by the Company and the Optometrist for inclusion in the Registration Statement and shall indicate such information and documents in a letter to be delivered at least ten (10) days prior to the initial filing of the Registration Statement with the SEC. The Company and the Optometrist shall be entitled to review the Registration Statement and each amendment thereto, if any, prior to the time each becomes effective under the Securities Act.

                              c.         The Optometrist and the Company shall,
upon request, furnish Vision 21 with all information concerning himself, itself, their respective partners, the Company's subsidiaries, directors, officers, and stockholders, and including financial statements with respect to the same, any consents (and information necessary to obtain such consents) and such other matters as may be reasonably requested by Vision 21 in connection with the preparation of the Registration Statement and each amendment or supplement thereto, or any other statement, filing, notice or application made by or on behalf of each such party or any of the Company's subsidiaries to any governmental entity in connection with the Transaction, any Initial Public Offering and the other transactions contemplated by this Agreement.

                    9.2. Amendment of Schedules. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until the Closing to attach, supplement or amend promptly the Schedules with respect to any matter that would have been or would be required to be set forth or described in the Schedules in order to not materially breach any representation, warranty or covenant of such party contained herein; provided that no amendment or supplement to a Schedule that constitutes or reflects a material adverse change to the Company or the Non-optometric Assets may be made unless Vision 21 consents to such amendment or supplement, and no amendment or supplement to a Schedule that constitutes or reflects a material adverse change to Vision 21 may be made unless the Company and the Optometrist consent to such amendment or supplement. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Sections 10.1 and 11.1 have been fulfilled, the Schedules hereto shall be deemed to be the Schedules as amended or supplemented pursuant to this Section 9.2. In the event that the Company is required to amend or supplement a Schedule in accordance with this Section 9.2 and Vision 21 does not consent to such amendment or supplement, or Vision 21 is required to amend or supplement a Schedule in accordance with this Section 9.2 and the Company and the Optometrist do not consent, this Agreement shall be deemed terminated by mutual consent as set forth in Section 15.1(d) or Section 15.1(e) as appropriate.

                    9.3.      Fees and Expenses.

                              a.         Vision 21 shall pay all costs of the
Audit of the Company's Financial Statements and financial records by Vision 21's auditors (or auditors designated by Vision 21's auditors). All items prepared by Vision 21's auditors in connection with the Audit ("Prepared Audit Materials") shall be for use solely by Vision 21; provided, however, that the Company may utilize the Prepared Audit Materials solely in connection with its review of Vision 21's calculation of the Purchase Price. The Prepared Audit Materials shall not be deemed to include those items which customarily remain the property of auditors such as their working papers and memos.

                              b.         In the event the Transaction is not
consummated, the Company and Optometrist shall not be entitled to copies or originals of the Prepared Audit Materials unless the Company or Optometrist pay for or reimburses Vision 21 for all expenses of the auditor in connection with the Audit in advance of receiving the Prepared Audit Materials (either from Vision 21 or its auditor). For purposes of this Agreement, Audit expenses shall include all expenses related to the Audit as well as expenses incurred to present the financial statements in accordance with GAAP and all schedules related thereto.

                              c.         Each of the Company and Vision 21
shall pay the costs and expenses of their own legal counsel with respect to legal services rendered in connection with the preparation and negotiation of this Agreement and the transactions contemplated hereby.

                              d.         In the event that an Initial Public
Offering does not take place for any reason whatsoever, Vision 21 (but not the Company or the Optometrist) shall have sole responsibility for the payment of all legal fees (except as set forth in Section 9.3(c)), accounting fees (except as set forth in Section 9.3(c)), underwriters' expenses and other fees, costs and expenses associated solely in connection with the preparation of any Registration Statement relating to such Initial Public Offering.

                              e.         If any Initial Public Offering is
consummated as contemplated by this Agreement, all legal fees, audit fees, printing costs, filing fees, blue sky fees and underwriters' discounts and fees associated solely with the Initial Public Offering shall be paid by Vision 21 from the proceeds of the Initial Public Offering, except for those expenses, fees and underwriters' discounts related to any shares sold by the Optometrist.

                    9.4. Release of Optometrist From Practice Liabilities. Vision 21 shall use its best efforts to obtain the release of the Optometrist from any liabilities relating to the Practice of which the Optometrist and the Company are jointly obligated which are set forth on Schedule 9.4.

         10. CONDITIONS PRECEDENT OF VISION 21. Except as may be waived in writing by Vision 21, the obligations of Vision 21 hereunder are subject to the fulfillment at or prior to the Closing Date of each of the following conditions precedent:

                    10.1. Representations and Warranties. The representations and warranties of the Company and the Optometrist contained herein shall have been true and correct in all material respects when initially made and shall be true and correct in all material respects as of the Closing Date.

                    10.2. Covenants. The Company and the Optometrist shall have performed and complied in all material respects with all covenants required by this Agreement to be performed and complied with by the Company or the Optometrist prior to the Closing Date.

                    10.3. Legal Opinion. Counsel to the Company and the Optometrist shall have delivered to Vision 21 their opinions, dated as of the Closing Date, in form and substance substantially similar to Exhibit 10.3 which Vision 21, Vision 21's counsel, the underwriters of the Initial Public Offering and their counsel shall be permitted to rely upon.

                    10.4. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

                    10.5. No Material Adverse Change. No material adverse change in the condition (financial or otherwise), operations, assets, liabilities or business of the Company shall have occurred since the Company Balance Sheet Date, whether or not such change shall have been caused by the deliberate act or omission of the Company or the Optometrist.

                    10.6. Government Approvals and Required Consents. The Company, the Optometrist and Vision 21 shall have obtained all necessary government and other third-party approvals and consents (other than consents technically required as a result of the transactions contemplated hereby under the terms of managed care contracts to which the Company or any of its employees are a party).

                    10.7. Certification. Neither the Company nor the Optometrist shall have received any notice of or been made a party to any judicial or administrative proceeding, or threatened to so be made a party, in any action or proceeding that seeks to deny the continued use or receipt of any necessary permit, license, authorization, certification or approval under the Medicare and Medicaid programs to provide optometry services.

                    10.8. Closing Deliveries. Vision 21 shall have received all documents and agreements, duly executed and delivered in form reasonably satisfactory to Vision 21, referred to in Section 12.1.

                    10.9. Due Diligence. Vision 21 shall have completed to its satisfaction a due diligence review of the Company and the Optometrist.

                    10.10. Financial Audit. Vision 21 shall have approved in Vision 21's sole discretion an audit of the Company and the Practice which audit shall have been performed by an accounting firm designated by Vision 21 at the sole expense of Vision 21.

                    10.11. Medicare Audit. Vision 21 shall have approved in Vision 21's sole discretion a Medicare audit of the Company and the Practice which audit shall be at the sole expense of Vision 21.

                    10.12. Exemption Under State Securities Laws. The transfer of Vision 21's Securities to the Optometrist as contemplated in this Agreement shall qualify for one or more exemptions from registration under the State's securities laws. Vision 21 shall pay all filing fees in connection with any filing required to qualify the transfer of the Securities for such exemption(s).

                    10.13. Assignment of Professional Employees' Rights in Accounts Receivable. The Company shall have caused the Professional Employees to assign any and all of their rights with respect to Accounts Receivable to Vision 21 and shall cause such Professional Employees to execute such other agreements and instruments as contemplated in Section 7.18.

         11.        CONDITIONS PRECEDENT OF THE COMPANY AND THE OPTOMETRIST.
Except as may be waived in writing by the Company and the Optometrist, the obligations of the Company and the Optometrist hereunder are subject to fulfillment at or prior to the Closing Date of each of the following conditions precedent:

                    11.1. Representations and Warranties. The representations and warranties of Vision 21 contained herein shall be true and correct in all respects when initially made and shall be true and correct in all material respects as of the Closing Date.

                    11.2. Covenants. Vision 21 shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date.

                    11.3. Legal Opinions. Counsel to Vision 21 shall have delivered to the Company and the Optometrist their opinion, dated as of the Closing Date, in form and substance substantially similar to Exhibit 11.3.

                    11.4. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

                    11.5. Government Approvals and Required Consents. The Company, the Optometrist and Vision 21 shall have obtained all necessary government and other third-party approvals and consents (other than consents technically required as a result of the transactions contemplated hereby under the terms of managed care contracts to which the Company or any of its employees are a party).

                    11.6. Closing Deliveries. The Company and the Optometrist shall have received all documents, instruments and agreements, duly executed and delivered in form reasonably satisfactory to the Company, referred to in Section 12.2.

                    11.7. No Change in Voting or Ownership Control. There shall have been no changes in the voting or ownership control of Vision 21 from the date first above written to the Closing Date.

                    11.8. No Material Adverse Change; Delivery of Amended Confidential Information Memorandum. No material adverse change in the condition (financial or otherwise), operations, assets, liabilities or business of Vision 21 shall have occurred since the end of the last fiscal period reported in the Vision 21 Financial Statements, whether or not such change shall have been caused by the deliberate act or omission of Vision 21. Vision 21 shall deliver an amended Confidential Information Memorandum updating the information contained in the initial Confidential Information Memorandum on or before December, 1996, and the Company and the Optometrist shall have the right not to close the transactions contemplated in this Agreement if they determine, based upon their review of the amended Confidential Information Memorandum, that a material adverse change has occurred with respect to the condition (financial or otherwise), operations, assets, liabilities or business of Vision 21.

         12.        CLOSING DELIVERIES; ESCROW OF DOCUMENTS.

                    12.1.     Deliveries of the Company and the Optometrist.
At or prior to December ___, 1996, the Company and the Optometrist shall deliver to Vision 21, c/o Shumaker, Loop & Kendrick, LLP, counsel to Vision 21, the following, all of which shall be in a form reasonably satisfactory to Vision 21 and shall be held by Shumaker, Loop & Kendrick, LLP in escrow pending Closing, pursuant to an escrow agreement or letter in form and substance mutually acceptable to the parties hereto:

                              a.         a copy of resolutions of the Board of
Directors of the Company authorizing (i) the execution, delivery and performance of this Agreement and all related documents and agreements, and
(ii) the consummation of the Transaction, certified by the Secretary of the Company as being true and correct copies of the originals thereof subject to no modifications or amendments;

                              b.         a certificate of the President of the
Company, and of the Optometrist, dated the Closing Date, as to the truth and correctness of the representations and warranties of the Company and the Optometrist contained herein, on and as of the Closing Date;

                              c.         a certificate of the President of the
Company, and of the Optometrist, dated the Closing Date, (i) as to the performance of and compliance in all material respects by the Company and the Optometrist with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of the Company and the Optometrist to the Closing have been satisfied;

                              d.         a certificate of the Secretary of the
Company certifying as to the incumbency of the directors and officers of each such corporation and as to the signatures of such directors and officers who have executed documents delivered pursuant to the Agreement on behalf of each such corporation;

                              e.         a certificate, dated within ten (10)
days prior to the Closing Date, of the Secretary of State of the state of incorporation for the Company establishing that the Company is in existence, has paid all franchise or similar taxes, if any, and, if applicable, otherwise is in good standing to transact business in its state of organization;

                              f.         certificates, dated within ten (10)
days prior to the Closing Date, of the Secretary of State of the states in which the Company is qualified to do business, to the effect that the Company is qualified to do business and, if applicable, is in good standing as a foreign corporation in each of such states;

                              g.         an opinion of counsel to the Company
and Optometrists dated as of the Closing Date, in form and substance satisfactory to Vision 21, which Vision 21, Vision 21's counsel and the underwriters of any Initial Public Offering and their counsel are permitted to rely upon and which shall include an opinion, subject to normal and customary exceptions that to the best of their knowledge the transactions and arrangements contemplated by this Agreement are in conformity with State laws, rules and regulations governing the practice of optometry.

                              h.         such appropriate documents of
transfer, including bills of sale, endorsements, assignments, drafts, checks or other instruments, as to all of the Non-optometric Assets, and any other appropriate instruments in such reasonable or customary form as shall be requested by Vision 21 and its counsel;





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

                              i.         such instruments satisfactory to
Vision 21 that all liens, claims, pledges, security interests and other encumbrances on all of the Non-optometric Assets have been released;

                              j.         all authorizations, consents, permits
and licenses referenced in Section 3.5;

                              k.         the executed Business Management
Agreement in substantially the form attached hereto as Exhibit 12.1 (k), as revised in accordance with changes reasonably deemed necessary or advisable by legal counsel retained by Vision 21 in the State to address regulatory and compliance issues;

                              l.         an executed Optometrist Employment
Agreement between the Company and the Optometrist in substantially the form attached hereto as Exhibit 12.1 (l);

                              m.         an executed Optometrist Employment
Agreement between the Company and each Optometrist Employee who is then an employee of the Company in substantially the form attached hereto as Exhibit
12.1 (m);

                              n.         an executed Optometrist Employment
Agreement between the Company and each Optometrist Employee who is then an employee of the Company in substantially the form attached hereto as Exhibit
12.1 (n);

                              o.         an executed Registration Rights
Agreement between Vision 21 and the Optometrist in substantially the form attached hereto as Exhibit 12.1 (o) (the "Registration Rights Agreement");

                              p.         a non-foreign affidavit, as such
affidavit is referred to in Section 1445 (b) (2) of the Code, of the Optometrist, signed under a penalty of perjury and dated as of the Closing Date, to the effect that the Optometrist is a United States citizen or a resident alien (and thus not a foreign person) and providing the Optometrist's United States taxpayer identification number;

                              q.         an assignment to Vision 21 of each
lease for real property described on Schedule 2.1(d) (the "Lease Assignments"), or if desired by Vision 21, a new lease or leases between the landlords under such leases and Vision 21 in form and substance reasonably satisfactory to Vision 21;

                              r.         an executed Agreement to Continue
Practice After Transfer Event and Stock Pledge Agreement substantially in the form of Exhibit 12.1(r); and

                              s.         such other instrument or instruments
of transfer prepared by Vision 21 as shall be necessary or appropriate, as Vision 21 or its counsel shall reasonably request, to carry out and effect the purpose and intent of this Agreement.

                    12.2. Deliveries of Vision 21. At or prior to December ___, 1996, Vision 21 shall deliver to the Company and the Optometrist, c/o Shumaker, Loop & Kendrick, LLP, counsel to Vision 21, the following, all of which shall be in a form reasonably satisfactory to the Company and the Optometrist and shall be held by Shumaker, Loop & Kendrick, LLP in escrow pending Closing, pursuant to an escrow agreement or letter in form and substance mutually acceptable to the parties hereto:

                              a.         a copy of the resolutions of the Board
of Directors of Vision 21 authorizing (i) the execution, delivery and performance of this Agreement, and all related documents and agreements, and
(ii) the consummation of the Transaction, certified by Vision 21's Secretary as being true and correct copies of the originals thereof subject to no modifications or amendments;

                              b.         a certificate of an officer of Vision
21 dated the Closing Date as to the truth and correctness of the representations and warranties of Vision 21 contained herein, on and as of the Closing Date;

                              c.         a certificate of an officer of Vision
21 dated the Closing Date, (i) as to the performance and compliance of Vision 21 with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of Vision 21 to the Closing have been satisfied;

                              d.         a certificate, dated within ten (10)
days prior to the Closing Date, of the Secretary of State of the State of Florida establishing that Vision 21 is in existence, has paid all franchise or similar taxes, if any, and, if applicable, otherwise is in good standing to transact business in such state;

                              e.         certificates (or photocopies thereof),
dated within ten (10) days prior to the Closing Date, of the Secretary of State of each state in which Vision 21 is qualified to do business, to the effect that Vision 21 is qualified to do business and, if applicable, is in good standing as a foreign corporation in each of such states;

                              f.         an opinion of Shumaker, Loop &
Kendrick, LLP, counsel to Vision 21, dated as of the Closing Date, pursuant to
Section 11.3;

                              g.         the executed Registration Rights
Agreement;

                              h.         the executed Lease Assignments;

                              i.         the Note in the original principal
amount set forth in this Agreement;

                              j.         the Agreement to Continue Practice
After Transfer Event and Stock Pledge; and

                              k.         such other instrument or instruments
of transfer, prepared by the Company or the Optometrist as shall be necessary or appropriate, as the Company, the Optometrist or their counsel shall reasonable request, to carry out and effect the purpose and intent of this Agreement.

                    12.3. Release of Escrow Materials. Shumaker, Loop & Kendrick, LLP shall release the agreements, certificates, instruments, documents and other materials described in Sections 12.1 and 12.2 to the appropriate parties to effectuate the transactions contemplated in this Agreement only after all such materials have been delivered by all applicable parties (or the parties receiving such documents have waived in writing such delivery requirement) and after counsel for the Optometrist and the Company have sent written notice to Shumaker, Loop & Kendrick, LLP stating that the Optometrist and the Company have reviewed the amended Confidential Information Memorandum and have decided, based upon such review, to consummate the transactions contemplated in this Agreement. In the event that the Optometrist and the Company elect not to consummate the transactions contemplated in this Agreement based upon their review of the amended Confidential Information Memorandum, and counsel for the Optometrist and the Company informs Shumaker, Loop & Kendrick, LLP in writing as to such decision, Shumaker, Loop & Kendrick, LLP shall promptly return the foregoing materials to the parties sending such materials.

         13.        POST CLOSING MATTERS.

                    13.1. Further Instruments of Transfer. From and after the Closing Date, at the request of Vision 21 and at Vision 21's sole cost and expense, the Optometrist and the Company shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

                    13.2. Practice Advisory Council; Local Advisory Council; National Appeals Council. Vision 21 and the Company shall establish a practice advisory council composed of delegates from Vision 21 and the Company which shall advise Vision 21 and the Company and determine certain issues as more fully described in the Business Management Agreement. Vision 21 shall also establish a local advisory council composed of delegates from certain practice groups acquired by Vision 21 in connection with the Related Acquisitions. Such delegates shall be appointed from practice groups which are located in a market area to be identified by Vision 21 and in which the Company is located. The local advisory council board shall advise Vision 21 and the practice groups within the market area as to policy and strategy issues and shall determine certain types of issues and disputes between Vision 21 and such practice groups which issues and disputes are identified in the Business Management Agreement and other management agreements entered into between Vision 21 and practice groups. The Company shall have the right to appoint one
(1) member to a local advisory council who shall serve an initial two (2) year term. After the initial two-year term, election of members to the local advisory council shall be in accordance with by-laws which shall be adopted and amended by the local advisory council. Vision 21 shall also establish a national appeals council which shall have, among other duties and responsibilities, the power to adopt and amend its by-laws,





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

to review and approve as limited herein certain decisions of the local advisory councils, and to resolve deadlocks among the members of such local advisory councils.

         14.        REMEDIES.

                    14.1. Indemnification by the Company and Optometrist. Subject to the terms and conditions of this Agreement, the Company and the Optometrist, jointly and severally, agree to indemnify, defend and hold Vision 21 and its directors, officers, members, managers, employees, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages") asserted against or incurred by such entities and individuals (including, but not limited to, any reduction in payments to or revenues of the Company) arising out of or resulting from:

                              a.         a breach of any representation,
warranty or covenant of the Company or the Optometrist contained herein or in any schedule or certificate delivered hereunder;

                              b.         any liability under the Securities
Act, the Exchange Act or any other federal or state "Blue Sky" or securities law or regulation, at common law or otherwise, (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to the Optometrist or the Company (including its subsidiaries, if any), and provided to Vision 21 or its counsel by the Company or the Optometrist, specifically for inclusion in a Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, (ii) arising out of or based upon any omission or alleged omission to state therein a material fact relating to the Optometrist or the Company (including its subsidiaries, if any) required to be stated therein or necessary to make the statements therein not misleading, and not provided to Vision 21 or its counsel by the Company or the Optometrist, provided, however, that such indemnity shall not inure to the benefit of Vision 21 to the extent that such untrue statement (or alleged untrue statement) was made, in, or omission (or alleged omission) occurred in, any preliminary prospectus, and such information was not so included by Vision 21 and properly delivered to shareholders of Vision 21 who acquire Vision 21 Common Stock in any Initial Public Offering;

                              c.         any filings, reports or disclosures
made pursuant to the IRS Voluntary Compliance Resolution Program, if applicable; and

                              d.         any liability arising from any alleged
unlawful sale or offer to sell or transfer any of the Common Stock by Optometrist.

                    14.2. Indemnification by Vision 21. Subject to the terms and conditions of this Agreement, Vision 21 hereby agrees to indemnify, defend and hold the Company and the Optometrist harmless from and against all damages asserted against or incurred by it or him arising out of or resulting from:

                              a.         a breach by Vision 21 of any
representation, warranty or covenant of Vision 21 contained therein or in any schedule or certificate delivered hereunder;

                              b.         any liability under the Securities
Act, the Exchange Act or any other federal or state "Blue Sky" or securities law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to Vision 21, contained in any preliminary prospectus, Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, arising out of or based upon any omission or alleged omission to state therein a material fact relating to Vision 21 (including its subsidiaries), required to be stated therein or necessary to make the statements therein not misleading; and

                              c.         any filings, reports or disclosures
made pursuant to the IRS Voluntary Compliance Resolution Program, if applicable.

         Notwithstanding anything in this Section 14.2, Vision 21 shall not be liable for any Damages resulting from any matter not disclosed to Vision 21 by any of the third parties to be acquired by Vision 21 in connection with the Related Acquisitions.

                    14.3. Conditions of Indemnification. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                              a.         A party claiming indemnification under
this Agreement (an "Indemnified Party") shall promptly (and, in any event, at least ten (10) days prior to the due date for any responsive pleadings, filings or other documents) (i) notify the party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. Except as set forth in Section 14.6, the failure to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations to the Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of such claim. Within thirty (30) days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article 14 with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.

                              b.         If the Indemnifying Party notifies the
Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 14.3(b). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is entitled to indemnification hereunder), to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party (it being understood and agreed that if an Indemnified Party takes any such action that is prejudicial and causes a final adjudication that is adverse to the Indemnifying Party, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to Section 14.3(b) and shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party, and upon written notification thereof, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party; provided further that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party.

                              c.         If the Indemnifying Party fails to
notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 14.3(b), or if the Indemnifying Party elects to defend the Indemnified Party pursuant to
Section 14.3(b) but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article 14 and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnifying Party's defense pursuant to this Section or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control any defense or settlement controlled by the Indemnified Party pursuant to this Section 14.3(c), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party has been advised by counsel that there may be one or more legal defenses available to the Indemnified Party, then the Indemnifying Party may employ separate counsel and upon written notification thereof, the Indemnified Party shall not have the right to assume the defense of such action on behalf of the Indemnifying Party.

                              d.         In the event any Indemnified Party
should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty (60) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, such dispute shall be resolved by mediation or arbitration as provided in Section 18.1 if the parties do not reach a settlement of such dispute within thirty (30) days after notice of a dispute is given.

                              e.         Payments of all amounts owing by an
Indemnifying Party pursuant to this Article 14 relating to a Third Party Claim shall be made within thirty (30) days after the latest of (i) the settlement of such Third Party Claim, (ii) the expiration of the period for appeal of a final adjudication of such Third Party Claim or (iii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. Payments of all amounts owing by an Indemnifying Party pursuant to Section 14.3(d) shall be made within thirty (30) days after the later of (i) the expiration of the sixty (60) day Indemnity Notice period or (ii) the expiration of the period for appeal, if any, of a final adjudication or arbitration of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

                    14.4. Remedies Not Exclusive. The remedies provided in this Agreement shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity. This Article 14 regarding indemnification shall survive Closing.

                    14.5. Costs, Expenses and Legal Fees. Each party hereto agrees to pay the costs and expenses (including attorneys' fees and expenses) incurred by the other parties in successfully (a) enforcing any of the terms of this Agreement, or (b) proving that another party breached any of the terms of this Agreement.

                    14.6. Indemnification Limitations. Notwithstanding the provisions of Sections 14.1 and 14.2, (a) no party shall be required to indemnify another party with respect to a breach of a representation, warranty or covenant unless the claim for indemnification is brought within two (2) years after the Closing Date, except that a claim for indemnification for a breach of the representations and warranties contained in Sections 3.1, 3.2., 3.3, 3.11, 3.14, 3.20, 4.3, 4.5, 4.8, 5.1, 5.2, 5.3, 5.4 and 6.1 may be made at any time, and a claim for indemnification for a breach of the representations and warranties contained in Sections 3.9, 3.15, 3.17, 3.18, 3.24, 3.25, 3.26,
3.27, 3.28, 3.30, 4.1, 4.4, 4.6, 5.6 and 5.7 may be made at any time within the applicable statute of limitations; (b) indemnification based upon Sections 14.1(b) through (d) and 14.2(b) may be made at any time within the applicable statute of limitations; and (c) the Optometrist shall not be required to indemnify Vision 21 pursuant to Section 16.1 unless, and to the extent that, the aggregate amount of Damages incurred by Vision 21 shall exceed an amount equal to two percent (2%) of the total Purchase Price; and (c) the Optometrist shall not be required to indemnify Vision 21 with respect to a breach of a representation, warranty or covenant for Damages in excess of the aggregate Purchase Price received by the Optometrist (other than pursuant to a requirement to indemnify Vision 21 under Sections 3.27 or 3.28, or unless the breach involves an intentional breach or fraud by the Optometrist or the Company which shall be unlimited).

                    14.7. Tax Benefits; Insurance Proceeds. The total amount of any indemnity payments owed by one party to another party to this Agreement shall be reduced by any correlative tax benefit received by the party to be indemnified or the net proceeds received by the party to be indemnified with respect to recovery from third parties or insurance proceeds and such correlative insurance benefit shall be net of the insurance premium, if any, that becomes due as a result of such claim.

                    14.8. Payment of Indemnification Obligation. In the event that the Optometrist has an indemnification obligation to Vision 21 hereunder, subject to Vision 21's approval as set forth below, the Optometrist may satisfy such obligation by transferring to Vision 21 such number of shares of Vision 21 Common Stock owned by the Optometrist having an aggregate fair market value (which is prior to any Initial Public Offering based upon the valuation given at Closing hereof or after an Initial Public Offering the fair market value at such time based on the last reported sale price of Vision 21 Common Stock on a principal national securities exchange or other exchange on which the Vision 21 Common Stock is then listed or the last quoted ask price on any over-the-counter market through which the Vision 21 Common Stock is then quoted on the last trading day immediately preceding the day on which the Optometrist transfers shares of Vision 21 Common Stock to Vision 21 hereunder) equal to the indemnification obligation, provided that each of the following conditions are satisfied:

                              a.         The Optometrist shall transfer to
Vision 21 good, valid and marketable title to the shares of Vision 21 Common Stock, free and clear of all adverse claims, security interests, liens, claims, proxies, options, stockholders' agreements and encumbrances;

                              b.         The Optometrist shall make such
representation and warranties as to title to the stock, absences of security interests, liens, claims, proxies, stockholders' agreements and other encumbrances and other matters as reasonably requested by Vision 21; and

                              c.         The other terms and conditions of any
transaction contemplated pursuant to this Section and the effects thereof, including any legal or tax consequences, shall be reasonably satisfactory to Vision 21.

         15.        TERMINATION.

                    15.1. Termination. This Agreement may be terminated and the Transaction may be abandoned:

                              a.         at any time prior to the Closing Date
by mutual agreement of all parties;

                              b.         at any time prior to the Closing Date
by Vision 21 if any representation or warranty of the Company or the Optometrist contained in this Agreement or in any certificate or other document executed and delivered by the Company or the Optometrist pursuant to this Agreement is or becomes untrue or breached in any material respect or if the Company or the Optometrist fails to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within twenty (20) days after receipt of written notice thereof;

                              c.         at any time prior to the Closing Date
by the Company if any representation or warranty of Vision 21 contained in this Agreement is or becomes untrue in any material respect or if Vision 21 fails to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within twenty (20) days after receipt or written notice thereof;

                              d.         at any time prior to the Closing Date
by the Company in the event of the failure of any of the conditions precedent set forth in Article 13 of this Agreement;

                              e.         at any time prior to the Closing Date
by Vision 21 in the event of the failure of any of the conditions precedent set forth in Article 12 of this Agreement;

                              f.         by Vision 21 if at any time prior to
the Closing Date, Vision 21 deems termination to be advisable, provided, however, that if Vision 21 exercises its right to terminate this Agreement under this subsection, Vision 21 shall reimburse the Company





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

and the Optometrist for all reasonable attorneys' and accountants' fees incurred by the Company and the Optometrist in connection with this Agreement; provided that Vision 21 shall only reimburse the Company and the Optometrist up to an aggregate maximum amount of One Hundred Thousand and No/100 Dollars ($100,000.00) for such fees; or

                              g.         by Vision 21 or the Company if the
Transaction shall not have been consummated by December 5, 1996.

                    15.2. Effect of Termination. In the event this Agreement is terminated pursuant to Section 15.1, Vision 21, the Company and the Optometrist, shall each be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available at law or in equity, subject to the limitations set forth in Section 15.1. In the event of a termination of this Agreement under the provisions of this Article 15, a party not then in material breach of this Agreement shall stand fully released and discharged of any and all obligations under this Agreement.

         16.        OPTOMETRIST EMPLOYMENT AGREEMENT.

                    16.1. Optometrist Employment Agreement. The parties acknowledge that in accordance with the terms of this Agreement, Optometrist, as employee, and the Company, as employer, have entered into the Optometrist Employment Agreement and that Vision 21 is entitled to enforce such Optometrist Employment Agreement as an intended third party beneficiary. Optometrist and Vision 21 acknowledge that Vision 21 would suffer severe harm in the event of Optometrist's resignation prior to the expiration of the five (5) year term of such Optometrist Employment Agreement (without first obtaining the written consent of Vision 21) or a breach or default of Optometrist's obligations under such Optometrist Employment Agreement, and Optometrist, the Company and Vision 21 agree that Vision 21 shall be entitled to recover from Optometrist any and all damages incurred by Vision 21 caused by such resignation, breach or default. Notwithstanding the foregoing, Vision 21 shall not be entitled to recover its damages caused by such resignation, breach or default if such resignation, breach or default was caused by: (i) the death or disability of Optometrist, (ii) circumstances not caused by an act or omission of Optometrist and which circumstances are beyond his control, or (iii) loss of Optometrist's license to practice as an optometrist, unless such loss of license is due to an act or omission of Optometrist. Notwithstanding the foregoing, Optometrist shall have no obligation to pay the damages contemplated in this Section 16.1 if (a) the Business Management Agreement has been terminated pursuant to a material breach by Vision 21, or (b) Optometrist cures any such breach or default of the Optometrist Employment Agreement within a period of thirty (30) days after notice from Vision 21 of such breach or default.

                    16.2. Survival. The parties acknowledge and agree that this Article 16 shall survive the Closing of the transactions contemplated herein.

         17.        NON-COMPETITION AND CONFIDENTIALITY COVENANTS.

                    17.1.     Optometrist and Company Non-Competition Covenant.

                              a.         The Optometrist and the Company
recognize that the covenants of the Optometrist and the Company contained in this Section 17.1 are an essential part of this Agreement and that, but for the agreement of the Optometrist and the Company to comply with such covenants, Vision 21 would not have entered into this Agreement. The Optometrist and the Company acknowledge and agree that the Optometrist's and the Company's covenants not to compete are necessary to ensure the continuation of the Management Business (as defined below) and are necessary to protect the reputation of Vision 21, and that irreparable and irrevocable harm and damage will be done to Vision 21 if the Optometrist or the Company compete with the Management Business or Vision 21. The Optometrist and the Company accordingly agree that for the periods set forth in the Business Management Agreement the Optometrist and the Company shall not:

                                        i)         directly or indirectly,
either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor, stockholder, partner or in any other individual or representative capacity whatsoever, either for the Optometrist's or the Company's own benefit or for the benefit of any other person or entity knowingly (A) hire, attempt to hire, contact or solicit with respect to hiring any employee of Vision 21 (or of any of its direct or indirect subsidiaries) or
(B) induce or otherwise counsel, advise or encourage any employee of Vision 21 (or of any of its direct or indirect subsidiaries) to leave the employment of Vision 21;

                                        ii)        act or serve, directly or
indirectly, as a principal, agent, independent contractor, consultant, director, officer, employee, employer or advisor or in any other position or capacity with or for, or acquire a direct or indirect ownership interest in or otherwise conduct (whether as stockholder, partner, investor, joint venturer, or as owner of any other type of interest), any Competing Management Business as such term is defined herein; provided, however, that this clause (ii) shall not prohibit the Optometrist or the Company from being the owner of up to 1% of any class of outstanding securities of any company or entity if such class of securities is publicly traded; or

                                        iii)       directly or indirectly,
either as principal, agent, independent, contractor, consultant, director, officer, employee, employer, advisor, stockholder, partner or in any other individual or representative capacity whatsoever, either for the Optometrist's or the Company's own benefit or for the benefit of any other person or entity, call upon or solicit any customers or clients of the Management Business; provided however, that the Optometrist may send out a general notice to the customers or clients of the Management Business announcing the termination of his arrangement with Vision 21 and may advertise in a general manner without violating this covenant. The parties hereto acknowledge and agree that for purposes of this Section, patients which have in the past received optometric care from the

Company and/or shall in the future receive optometric care from the Company are not deemed to be customers or clients of the Management Business.

                              b.         For the purposes of this Section 17.1,
the following terms shall have the meaning set forth below:

                                        i)         "Management Business" shall
mean management and administration of the non-optometric and non-medical aspects of medical, ophthalmology and optometry practices.

                                        ii)        "Competing Management
Business" shall mean an individual, business, corporation, association, firm, undertaking, company, partnership, joint venture, organization or other entity that either (A) conducts a business substantially similar to the Management Business within the State, or (B) provides or sells a service which is the same or substantially similar to, or otherwise competitive with the services provided by the Management Business within the State; provided, however, that "Competing Management Business" shall not include Vision 21, or the Optometrist's internal management and administration of the Optometrist's or the Company's optometric practice or participation in the management and administration of a optometrist group in which the Optometrist or the Company devote a significant amount of time to the practice of optometry.

                              c.         Should any portion of this Section
17.1 be deemed unenforceable because of the scope, duration or territory encompassed by the undertakings of the Optometrist or the Company hereunder, and only in such event, then the Optometrist, the Company and Vision 21 consent and agree to such limitation on scope, duration or territory as may be finally adjudicated as enforceable by a court of competent jurisdiction after the exhaustion of all appeals.

                              d.         This covenant shall be construed as an
agreement ancillary to the other provisions of this Agreement, and the existence of any claim or cause of action of the Optometrist or the Company against Vision 21, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Vision 21 of this covenant; provided, however, that the Optometrist and the Company shall not be bound by this covenant and shall not be obligated to pay the liquidated damages contemplated in this Section 17.1 if at the time of a breach of this covenant the Business Management Agreement has already been terminated pursuant to
Section 6.2(a) thereof. Without limiting other possible remedies to Vision 21 for breach of this covenant, the Optometrist and the Company agree that injunctive or other equitable relief will be available to enforce the covenants of this provision, such relief to be without the necessity of posting a bond, cash or otherwise. The Optometrist, the Company and Vision 21 further expressly acknowledge that the damages that would result from a violation of this non-competition covenant would be impossible to predict with any degree of certainty, and agree that liquidated damages in the aggregate amount of the aggregate consideration received by the Optometrist pursuant to this Agreement is reasonable in light of the severe harm to the Management Business and Vision 21 which would result in the event that a violation of this non-competition covenant were to occur. For purposes of calculation of the liquidated damages contemplated in this Section and for purposes of calculation of the liquidated damages contemplated in the Business Management Agreement and the Optometrist Employment Agreement between the Optometrist and the Company, the aggregate consideration received by Optometrist and the Company pursuant to this Agreement shall be in those amounts and in such form as set forth in Schedule 17.1. If the Optometrist violates this non-competition covenant, Vision 21 shall, in addition to all other rights and remedies available at law or equity, be entitled to (a) cancel the number of shares of Common Stock held by the Optometrist or the Company or, with respect to shares of Common Stock entitled to be received by the Optometrist or the Company, terminate its obligation to deliver such number of shares of Common Stock, valued as set forth in Section 6.6(a) of the Business Management Agreement, (b) set off all or any of such liquidated damages sum against amounts payable under the Note held by the Optometrist or the Company, and (c) repayment by Optometrist to Vision 21 of the fair market value as described above, of Vision 21 Common Stock sold by Optometrist; but in no event shall Vision 21 be entitled to offset amounts in excess of the liquidated damages sum pursuant to this Section 17.1. The Optometrist and the Company agree to deliver to Vision 21 the certificates representing any such shares canceled by Vision 21 or the Note. Payment and satisfaction by Optometrist shall be made within sixty (60) days of notification to Optometrist by Vision 21 that Optometrist has violated this non-competition covenant.

                              e.         Notwithstanding anything contained
herein, this Section 17.1 shall not be construed to (i) limit the freedom of any patient of the Optometrist or the Company to choose the facility or optometrist from whom such patient shall receive health-care services or (ii) limit or interfere with the Optometrist's ability to exercise his professional judgment in treating his patients or his ability to provide optometric services to his patients.

                    17.2. Optometrist and Company Confidentiality Covenant. From the date hereof, the Optometrist and the Company shall not, directly or indirectly, use for any purpose, other than in connection with the performance of the Optometrist's duties under the Optometrist Employment Agreement with the Company, or disclose to any third party, any information of Vision 21 or the Company, as appropriate (whether written or oral), including any business management or economic studies, patient lists, proprietary forms, proprietary business or management methods, marketing data, fee schedules, or trade secrets of Vision 21 or of the Company, as applicable, and including the terms and provisions of this Agreement and any transaction or document executed by the parties pursuant to this Agreement. Notwithstanding the foregoing, the Optometrist and the Company may disclose information that the Optometrist or the Company can establish (a) is or becomes generally available to and known by the public or optometric community (other than as a result of an unpermitted disclosure directly or indirectly by the Optometrist or the Company or their respective Affiliates, advisors, or representatives); (b) is or becomes available to the Optometrist or the Company on a nonconfidential basis from a source other than Vision 21 or its Affiliates, advisors or representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to Vision 21 or its Affiliates, advisors or representatives of which the Optometrist or the Company has knowledge; or (c) has already been or is hereafter independently acquired or developed by the Optometrist or the Company without violating any confidentiality agreement with or other obligation of secrecy to Vision 21, the Company or their respective Affiliates, advisors or representatives. Without limiting the other possible remedies to Vision 21 for the breach of this covenant, the Optometrist and the Company agree that injunctive or other equitable relief shall be available to enforce this covenant, such relief to be without the necessity of posting a bond, cash or otherwise. The Optometrist and the Company further agree that if any restriction contained in this Section 17.2 is held by any court to be unenforceable or unreasonable, a lesser restriction shall be enforced in its place and the remaining restrictions contained herein shall be enforced independently of each other.

                    17.3. Survival. The parties acknowledge and agree that this Article 17 shall survive the Closing of the transactions contemplated herein.

         18.        DISPUTES.

                    18.1. Mediation and Arbitration. Any dispute, controversy or claim (excluding claims arising out of an alleged breach of Article 17 of this Agreement) arising out of this Agreement, or the breach thereof, that cannot be settled through negotiation shall be settled (a) first, by the parties trying in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the AAA (such mediation session to be held in Tampa, Florida, and to commence within 15 days of the appointment of the mediator by the AAA), and (b) if the controversy, claim or dispute cannot be settled by mediation, then by arbitration administered by the AAA under its Commercial Arbitration Rules (such arbitration to be held in Tampa, Florida, before a single arbitrator and to commence within 15 days of the appointment of the arbitrator by the AAA), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         19.        MISCELLANEOUS

                    19.1. Taxes. Optometrist and the Company shall pay all transfer taxes, sales and other taxes and charges, imposed by the State, if any, which may become payable in connection with the transactions and documents contemplated hereunder (excluding any of such taxes which may be attributable to services to be provided by Vision 21 under the Business Management Agreement). Vision 21 shall pay all transfer taxes, sales and other taxes and charges imposed by the State of Florida, if any, which may become payable in connection with the transactions and documents contemplated hereunder (excluding any of such taxes which may be attributable to services to be provided by Vision 21 under the Business Management Agreement).

                    19.2. Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement or any document contemplated by this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

                    19.3. Parties Bound. Except to the extent otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

                    19.4. Notices. All notices, reports, records or other communications that are required or permitted to be given to the parties under this Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the following address:

         If to Vision 21 addressed to:

                    Vision 21, Inc.
                    7209 Bryan Dairy Road
                    Largo, Florida  34777
                    Attn:  Richard T. Welch, Chief Financial Officer

         With copies to:

                    Shumaker, Loop & Kendrick
                    Post Office Box 172609
                    101 E. Kennedy Boulevard, Suite 2800
                    Tampa, Florida  33672-0609
                    Facsimile No. (813) 229-1660
                    Attn:  Darrell C. Smith, Esquire

         If to the Company and the Optometrist addressed to:

                    Dr. Smith & Associates, P.A.
                    7209 Bryan Dairy Road
                    Largo, Florida 34777
                    Attn: Paul Smith, O.D.

         With copies to:

                    MacFarlane, Ausley, Ferguson & McMullen
                    400 North Cleveland Street
                    9th Floor
                    Clearwater, Florida 34617-1669
                    Attn: Paul J. Raymond, Esquire
or to such other address as such party may have given to the other parties by notice pursuant to this Section 19.4. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

                    19.5. Choice of Law. This Agreement shall be construed, interpreted, and the rights of the parties determined in accordance with, the laws of the State of Florida except with respect to matters of law concerning the internal affairs of any corporate or partnership entity which is a party to or the subject of this Agreement, and as to those matters the law of the state of incorporation or organization of the respective entity shall govern.

                    19.6. Entire Agreement; Amendments and Waivers. This Agreement, together with the documents contemplated by this Agreement and all Exhibits and Schedules hereto and thereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof. No supplement, modification or waiver of any of the provisions of this Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or waiver of this Agreement and shall be executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                    19.7. Confidentiality Agreements. The provisions of any prior confidentiality agreements and letters of intent between or among Vision 21, the Company and the Optometrist, as amended, shall terminate and cease to be of any force or effect at and upon the Closing.

                    19.8. Reformation Clause. It is the intention of the parties hereto to conform strictly to applicable laws regarding the practice and regulation of optometry, whether such laws are now or hereafter in effect, including the laws of the United States of America, the State or any other applicable jurisdiction, and including any subsequent revisions to, or judicial interpretations of, those laws, in each case to the extent they are applicable to this Agreement (the "Applicable Laws"). Accordingly, if the ownership of any Non-optometric Asset by Vision 21 violates any Applicable Law, then the parties hereto agree as follows: (a) the provisions of this section 19.8 shall govern and control; (b) if none of the parties hereto are materially economically disadvantaged, then any Non-optometric Asset, the ownership of which violates any Applicable Law, shall be deemed to have never been owned by Vision 21; (c) if one or more of the parties hereto is materially economically disadvantaged, then the parties hereto agree to negotiate in good faith such changes to the structure and terms of the transactions provided for in this Agreement as may be necessary to make these transactions, as restructured, lawful under applicable laws and regulations, without materially disadvantaging either party; (d) this Agreement shall be deemed reformed; and (e) the parties to this Agreement shall execute and deliver all documents or instruments necessary to effect or evidence the provisions of this Section 19.8.

                    19.9. Assignment. The Agreement may not be assigned by operation of law or otherwise except that Vision 21 shall have the right to assign this Agreement, at any time, to any Affiliate or direct or indirect wholly-owned subsidiary. In the event of such assignment, Vision 21 shall remain liable hereunder.

                    19.10. Attorneys' Fees. Except as otherwise specifically provided herein, if any action or proceeding is brought by any party with respect to this Agreement or the other documents contemplated with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation or arbitration, including, without limitation, attorneys' fees, to be paid by the losing party, in such amounts as may be determined by the court having jurisdiction of such action or proceeding or by the arbitrators deciding such action or proceeding.

                    19.11. Further Assurances. From time to time hereafter and without further consideration, each of the parties hereto shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such other actions as any of the other parties hereto may reasonably request in order to more effectively consummate the transactions contemplated hereunder or as shall be reasonably necessary or appropriate in connection with the carrying out of the parties' respective obligations hereunder for the purposes of this Agreement.

                    19.12. Announcements and Press Releases. Any press releases or any other public announcements concerning this Agreement or the transactions contemplated hereunder shall be approved in advance by Vision 21 and the Company; provided, however, that such approval shall not be unreasonably withheld and if any party reasonably believes that it has a legal obligation to make a press release and the consent of the other party cannot be obtained, then the release may be made without such approval.

                    19.13. No Tax Representations. Each party acknowledges that it is relying solely on its advisors to determine the tax consequences of the transactions contemplated hereunder and that no representation or warranty has been made by any party as to the tax consequences of such transactions except as otherwise specifically set forth in this Agreement.

                    19.14. No Rights as Stockholder. The Optometrist shall have no rights as a stockholder with respect to any shares of Common Stock until the issuance of a stock certificate evidencing such shares. Except as otherwise provided in the Agreement, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date any stock certificate is issued.

                    19.15. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    19.16. Headings. The headings of the several articles and sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                    19.17. Severability. Each article, section and subsection of this Agreement constitutes a separate and distinct undertaking, covenant or provision of this Agreement. If any such provision shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

                    19.18. Form of Transaction. If after the execution hereof, Vision 21 determines that the sale of the Non-optometric Assets of the Company can be better achieved through a different form of transaction without economic injury to the Company or the Optometrist, or delay of the consummation of the transaction, the Company and the Optometrist shall cooperate in revising the structure of the transaction and shall negotiate in good faith to so amend this Agreement; provided, that Vision 21 shall reimburse the Company and the Optometrist at Closing for all reasonable additional expenses incurred by the Company and the Optometrist as a result of such change in form.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                        "COMPANY"
                                        DR. SMITH & ASSOCIATES, #6958, P.A.


/s/                                     By: /s/ Paul Smith
-------------------------------------      -----------------------------------
Witness                                 Paul Smith, O.D., President

/s/
-------------------------------------
Witness
                                        "OPTOMETRIST"

/s/                                     /s/ Paul Smith
-------------------------------------   --------------------------------------
Witness                                 Paul Smith, O.D.

/s/
-------------------------------------
Witness

                                        "VISION 21"
                                        VISION 21, INC.


/s/                                     By: /s/ Theodore N. Gillette
-------------------------------------      -----------------------------------
Witness                                 Theodore N. Gillette, President

/s/
-------------------------------------
Witness

                                Schedule 2.1(c)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                            Personal Property Leases

                                     None.

                                Schedule 2.1(d)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                              Real Property Leases

         1.      Lease Agreement with Visionworks.

                                Schedule 2.1(e)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                               Assumed Contracts

                     Real Property Lease in Schedule 2.1(d)

                                Schedule 2.1(f)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D.
                 (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                           Tangible Personal Property

                               See attached list.

                 [TABLE OF TANGIBLE PERSONAL PROPERTY OMITTED]

                                Schedule 2.1(h)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

           Franchises, Licenses, Permits, etc. Relating to Non-Optometric Assets

                                     None.

                                  Schedule 2.2

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                               Optometric Assets

         The following constitute the Optometric Assets:

         Optometric records;

         Patient lists;

         Third-party payer contracts (except for rights to purchased accounts receivable);

         Licenses, certificates of need, Medicare/Medicaid certifications and other governmental authorizations necessary to provide Professional Eye Care Services and to be paid therefor by applicable third-party payers; and

         Any other asset that legally cannot be owned by a party that is not optometrist-owned.

                                Schedule 2.2(b)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                                Personal Effects

                                     None.

                                  Schedule 2.3

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                              Assumed Obligations

         1.      Real Property Lease in Schedule 2.1(d)

                                 Schedule 2.4A

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                                 Purchase Price

         $73,956.00 in cash and 105,000 shares of Vision 21 common stock payable pursuant to the terms of the Subordinated Promissory Note.

                                  Schedule 2.8

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                           Purchase Price Allocation

                to be completed after Purchase Price Adjustment

                                   Schedule 3

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                          Individuals - Best knowledge
                 Representations and Warranties of the Company

         1.      Paul R. Smith, O.D.

         2.      April K. Smith

                                  Schedule 3.1

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Capital Stock or Other Interest Owned by the Company, the Optometrist or Any Professional Employee in Any Competitor

                                     None.

                                  Schedule 3.2

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                   Sale, Distribution, or Spin-Off of Significant Assets
                 of the Company or Its Affiliates Within the Last Two Years

                                     None.

                                  Schedule 3.4

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

               Violations or Conflicts Resulting from Execution,
            Delivery and Consummation of Transaction by the Company

                                     None.

                                  Schedule 3.5

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                       Consents Required for Company from
                  Governmental Authority or Any Other Persons

                                     None.

                                  Schedule 3.7

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                           Liabilities of the Company
                     Not Reflected in Financial Statements

                                     None.

                                Schedule 3.8(a)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Compensation of All Employees of the Company

               See chart attached hereto and made a part hereof.

                                     * * *

[IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, CONFIDENTIAL PORTIONS OF THIS AGREEMENT (INCLUDING THE INFORMATION ON THE CHART CALLED FOR BY THIS SCHEDULE) HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION.]

                                Schedule 3.8(b)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                Compensation Plans, Arrangements or Practices
              Sponsored by the Company or to which the Company
                        Contributes on Behalf of Its
         Employees (Other than Employment Agreements and Employee Benefit Plans)

                                     None.

                                     * * *

[IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, CONFIDENTIAL PORTIONS OF THIS AGREEMENT (INCLUDING THE INFORMATION ON THE CHART CALLED FOR BY THIS SCHEDULE) HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION.]

                                Schedule 3.8(c)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                             Employment Agreements

         Jose Macedo, O.D. (full-time)

         All part-time Optometrists work on an independent contractor basis.

                                Schedule 3.8(d)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                        Employee Policies and Procedures

         The Employee Policies and Procedures for Dr. Smith & Associates #6950, #6958 and #6966 are identical to those for Vision 21 and Dr. Gillette's O.D. practices. We do not have our own individual Policies and Procedures Manual. The manuals in each office say Vision 21 Policies and Procedures.

                                Schedule 3.8(f)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                         Exceptions to Labor Compliance

                                     None.

                                Schedule 3.8(g)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                    Union Participation of Company Employees

                                     None.

                                Schedule 3.9(a)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                     Employee Benefit Plans Sponsored by the Company or
                      to which the Company Contributes on Behalf of Its
                              Employees in the Past Three Years

                    Group medical and life insurance plans.

                                Schedule 3.9(b)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                 Exceptions to Employee Benefit Plan Compliance

                                     None.

                                Schedule 3.9(c)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Employee Benefit Plan Audits, Investigations or Enforcement Actions

                                     None.

                                Schedule 3.9(d)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                 Employee Benefit Plan Prohibited Transactions

                                     None.

                                Schedule 3.9(f)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

            Employee Benefit Plan Determination Letter or IRS Ruling

                                Not applicable.

                                Schedule 3.9(g)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

              Employee Benefit Plan Accumulated Funding Deficiency

                                Not applicable.

                                Schedule 3.9(h)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                       Employee Benefit Plan Excise Taxes

                                     None.

                                 Schedule 3.10

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Changes to Company since Balance Sheet Date

                                     None.

                                Schedule 3.11(b)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Permitted Encumbrances on Personal Property

         None. All liens and security interests are to be released within thirty (30) days.

                                Schedule 3.11(c)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

               Real Property Leases and Personal Property Leases

                        See Schedules 2.1(c) and 2.1(d)

                                 Schedule 3.12

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                           Commitments of the Company

                                     None.

                                 Schedule 3.13

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Insurance Policies; Cancellations; Outstanding Claims,
                 Settlements or Premiums Owed; Professional
             Liability Insurance Denials since January 1, 1994;
                    and All Claims since January 1, 1994

               See chart attached hereto and made a part hereof.

                                     * * *

[IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, CONFIDENTIAL PORTIONS OF THIS AGREEMENT (INCLUDING THE INFORMATION ON THE CHART CALLED FOR BY THIS SCHEDULE) HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION.]

SMITH & ASSOCIATES - SCHEDULE 3.13  RE:  INSURANCE


  Insured              Paul Smith                     Laurie Lesser               Arsenio Arabitg
                       Optometrist                    Optometrist                 Optometrist


  Liability limits     $5 million / $5 million       $2 million / $4 million      $1 million / $3 million
                       Professional liability        Professional liability       Professional liability

  Expiration date      2-2-97                        10-29-97                     12-18-96

  Retroactive          N/A                           N/A                          N/A
  date

  Occurrence vs.       Occurrence                    Occurrence                   Occurrence
  Claims Made

  Claims               Same as Dr. Smith &           Laurie Lesser, along with    None
                       Associates                    a primary care physician
                                                     and an opthamologist, is
                                                     being sued for failure to
                                                     diagnose a condition that
                                                     left an 80 year old man
                                                     blind.  The opthamologist
                                                     testified that Lesser
                                                     would not have been able
                                                     to diagnose the problem at
                                                     the time that she saw the
                                                     patient.


  Insured                  Jose Macedo                   Smith & Associates
                           Optometrist                   (Policy issued in
                                                         name of
                                                         Paul R. Smith, O.D.)

  Liability limits         $1 million / $3 million       $5 million/ $5 million
                           Professional Liability        Commercial general

  Expiration date          10-2-97                       2-2-97

  Retroactive              N/A                           N/A
  date

  Occurrence vs.           Occurrence                    Occurrence
  Claims Made

  Claims                   None                          Named as defendant through
                                                         vicarious liability claim in
                                                         the Lesser suit.  The insurance
                                                         company believes that Laurie Lesser
                                                         is an independent contractor, and
                                                         believes that no recovery against
                                                         the professional association
                                                         will occur.



                                 Schedule 3.14

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Description of Proprietary Rights; Consents

                                     None.

                                 Schedule 3.15

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                      Good Faith Disputes Over Payment of
                      Taxes; Tax Deficiency or Delinquency

                                     None.

                                 Schedule 3.16

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             List of Licenses, Franchises, Permits and Governmental Authorizations for Conduct of the Company's Business; Notices of Noncompliance

          1.     State Board License for Paul Smith, O.D.
          2.     State Board License for Laurie Lesser, O.D.
          3.     State Board License for Arsenio Arabitg, O.D.
          4.     State Board License for Jose Santiago Macedo, O.D.
          5.     Dade County Occupational License Tax for Paul Smith, O.D.
          6.     Dade County Occupational License Tax for Laurie Lesser, O.D.
          7.     Dade County Occupational License Tax for Dr. Smith &
                 Associates.
          8.     N. Miami Beach Occupational License for Paul
                 Smith, O.D.
          9.     N. Miami Beach Occupational License for Laurie
                 Lesser, O.D.

                                 Schedule 3.17

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Finder's, Broker's or Agent's Fee Owed by the Company

                                     None.

                                 Schedule 3.18

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                               Company Litigation

                                     None.

                                 Schedule 3.21

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

              List of Company Borrowing and Investing Arrangements

         1. Promissory Note with Barnett Bank of Broward County, N.A. dated March 19, 1996 in the principal amount of $50,000.00, payable on demand. Variable Interest rate at prime plus 3% per annum. Vision 21 will not assume this debt. The Company and the Optometrist shall within thirty (30) days obtain a release from the Bank of the lien securing this note. An agreed upon amount of Vision 21 stock shall be escrowed to assure compliance with this obligation.

                                 Schedule 3.22

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                 Ownership Interests of Interested Persons and
                 Material Affiliations in the Last Three Years

                                     None.

                                 Schedule 3.23

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                       Company Investments in Competitors

                                     None.

                                 Schedule 3.29

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Description of and Relationship with Payors

                                     None.

                                 Schedule 3.35

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                              Inventory Exceptions

                                     None.

                                 Schedule 3.36

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                     Tangible Personal Property Exceptions

                                     None.

                                 Schedule 3.37

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                     Real Property Lease and Personal Property Leases Exceptions

                                     None.

                                 Schedule 3.38

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                          Assumed Contract Exceptions

                                     None.

                                  Schedule 4.2

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

               Violations or Conflicts Resulting from Execution,
          Delivery or Consummation of Transaction by the Optometrist

                                     None.

                                  Schedule 4.5

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

          Finder's, Broker's or Agent's Fees Owed by the Optometrist

                                     None.

                                  Schedule 4.6

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

           Optometrist Ownership of Interested Persons and Material Affiliations

                                     None.

                                  Schedule 4.7

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                     Optometrist Investments in Competitors

                                     None.

                                  Schedule 4.8

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                             Optometrist Litigation

                                     None.

                                 Schedule 4.10

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                List of Hospitals at which Optometrist Has Full Staff Privileges

                                Not applicable.

                                 Schedule 4.11

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Exceptions to Continued Optometrist Intent to Practice

         Consistent with activity of Optometrist in prior twelve (12) months.

                                   Schedule 5

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                          Individuals - Best Knowledge
                  Representations and Warranties of Vision 21

         1.      Theodore N. Gillette

         2.      Richard L. Sanchez

         3.      Richard T. Welch

         4.      Nicholas M. Arfaras

                                  Schedule 5.1

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

           Jurisdictions where Vision 21 is Qualified to do Business

         1.      Florida

         2.      Arizona

         3.      Minnesota

         4.      New York

                                  Schedule 5.6

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

              Finder's, Brokers or Agent's Fees Owed by Vision 21

                                     None.

                                  Schedule 5.9

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                  Liabilities of Vision 21 Not Reflected in Financial Statements

                                     None.

                                Schedule 6.1(b)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                 Exception to Optometrist "Accredited Investor"
                   or "Sophisticated Investor" Representation

                                     None.

                                Schedule 6.1(d)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                       Optometrist's Principal Residence

[IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, CONFIDENTIAL PORTIONS OF THIS AGREEMENT (INCLUDING THE INFORMATION ON THE CHART CALLED FOR BY THIS SCHEDULE) HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION.]

                                 Schedule 7.14

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                        Optometrist Employment Agreement

                                     None.

                                 Schedule 7.18

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                   Assignment of Fees for Optometry Services

                                     None.

                                  Schedule 8.4

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                 Personal Liabilities of Optometrist for which
               Vision 21 Will Use Best Efforts to Obtain Release

                                     None.

                                 Schedule 11.5

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

             Joint Personal Liabilities of Optometrist and Company to which Vision 21 Will Use Best Efforts to Obtain Release

                                     None.

                                Schedule 12.1(o)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement"), dated as of ______________, 1996, is by and between Vision 21, Inc., a Florida corporation and any successor ("Vision 21"), and Dr. Smith & Associates, #6958, P.A., a Florida professional association located at 7209 Bryan Dairy Road, Largo, Florida 34647 ("Shareholder").

         1.      Registration Rights.

                 (a) In the event that Vision 21 proposes to file a registration statement under the Securities Act for purposes of effecting an underwritten public offering of shares of Vision 21 common stock for cash (including, but not limited to, a registration statement relating to a secondary offering of Vision 21 common stock, but excluding registration statements relating to any employee benefit plan or a corporate reorganization), Vision 21 shall give written notice of such proposed filing to the Shareholder at least fifteen (15) days before the anticipated filing date, and such notice shall offer Shareholder the opportunity to register such number of the Shareholder's shares of common stock as Shareholder may request in writing within ten (10) days after receipt of such notice; provided, however, that the maximum number of shares of common stock that such Shareholder may request to include in any registration statement shall be limited as provided in Section 1(c).

                 (b) In the event that (i) one (1) year has elapsed from the date of effectiveness of the registration statement filed in connection with an underwritten initial public offering of shares of Vision 21 common stock, and (ii) Vision 21 receives a written request from holders holding in the aggregate a minimum of 300,000 shares of Vision 21 common stock issued to the founding practices described in Vision 21's Confidential Information Memorandum dated September 27, 1996, as amended, and issued to certain professionals owning equity interests in such founding practices (the founding practices and professionals of such practices holding share's of common stock of Vision 21 are collectively referred to as the "Founding Shareholders"), that Vision 21 file a registration statement under the Securities Act effecting an offering of shares of Vision 21 common stock; then Vision 21 shall as soon as practicable file a registration statement at its own expense effecting a public offering of shares of Vision 21 common stock held by Founding Shareholders, as well as any other Vision 21 shares owned by any other shareholders which Vision 21 wishes to include in the offering (which offering may be an underwritten offering at Vision 21's sole discretion); provided however that Vision 21 shall be obligated to effect only one registration statement containing each Shareholder, and Vision 21 shall be obligated to file only two (2) registration statements in the aggregate, pursuant to this Section 1(b).

                 (c) The maximum aggregate number of shares of common stock that Shareholder may request to be registered under this Agreement shall be sixty percent (60%) of Shareholder's original shares of Vision 21 common stock. In no event shall the total number of Shareholder's shares of common stock that Vision 21 is obligated to register under this Agreement exceed sixty percent (60%) of Shareholder's original shares of Vision 21 common stock, and in no event shall Vision 21 be obligated to register more than (i) in an initial offering, thirty percent (30%) of Shareholder's original shares of Vision 21 common stock or (ii) in a second offering, sixty percent (60%) of the Shareholder's original shares minus the percent of the Shareholder's original shares that the Shareholder registered in the first offering. The "original shares" of Vision 21 as described herein shall be deemed to be the _________________ shares of common stock received by the Shareholder on the date of this Agreement.

                 (d) Vision 21 shall have the sole and exclusive right to select the underwriters of any public offering of shares of Vision 21 common stock, including any public offering conducted pursuant to the demand registration right set forth in Section 1(b) above. The use of underwriters in any demand registration right set forth in Section 1(b) above is subject to Vision 21's ability to engage underwriters under terms and conditions deemed reasonable by Vision 21.

                 (e) If the managing underwriter of any offering advises Vision 21 that the total number of shares of Vision 21's common stock which Vision 21, the Shareholder and any other persons intend to include in such offering would adversely affect the success of such offering, then the amount of shares of common stock to be offered for the account of Shareholder shall be reduced to the extent necessary to reduce the total number of shares of common stock to be included in such offering to the amount recommended by such managing underwriter.

                 (f) Vision 21 shall not be required to (i) reduce the amount of shares of common stock to be offered by Vision 21 in such offering for any reason or (ii) include any shares of common stock of Shareholder in any public offering for which a registration statement is or is proposed to be filed if such shares of common stock are, at the time of effectiveness of such registration statement, eligible to be sold under Rule 144 under the Securities Act or otherwise eligible for sale to the public without registration.

                 (g) Vision 21 shall have the right to extend or delay the effectiveness of any registration statement for a period of up to ninety (90) days if, upon the advice of counsel, such delay is advisable and in the best interests of Vision 21 because of the existence of non-public material information, or to allow Vision 21 to complete any pending audit of its financial statements, any public financing plan, any pending acquisition, or to release audited financial statements for any pending acquisition as required by the Securities and Exchange Commission.

                 (h) Shareholder agrees to cooperate with Vision 21 in all respects in connection with registration of the common stock, including timely supplying all information and executing and returning all documents requested by Vision 21 and its managing underwriter.

                 (i) Vision 21 shall not be required to include any of Shareholder's shares of common stock in any registration statement unless Shareholder accepts the terms of the underwriting as agreed upon between Vision 21 and its underwriters.

                 (j) Vision 21 shall have the right to defer the filing of any registration statement if the Board of Directors of Vision 21 determines in good faith that it would be seriously detrimental to Vision 21 and its shareholders for such registration statement to be filed.





                            Exhibit 12.1(o) - Page 2

                 (k) This Agreement shall expire two (2) years from the date of an initial public offering of Vision 21 common stock.

         2. Covenants of Vision 21. Vision 21 hereby covenants and agrees:

                 (a) To take such steps as may be necessary to comply with the Blue Sky laws of such states as the managing underwriter may reasonably request; provided that in no event shall Vision 21 be obligated to qualify to do business in any state where it is not so qualified or to take any action which would subject it to unlimited service of process in any state where it is not at such time so subject;

                 (b) To use reasonable efforts to cause the registration statement to become effective and to keep the registration statement effective for such period as may be required under the terms of the underwriting agreement relating thereto but no longer than for a period of forty-five (45) days, to file such post-effective amendments as may be necessary to keep any prospectus contained in such registration statement true and complete during such period as the registration statement shall be effective, and to furnish and file such other amendments, supplements, and other documents the managing underwriter may reasonably request;

                 (c) To supply such numbers of prospectuses as may be reasonably required by the managing underwriter;

                 (d) To pay the reasonable costs and expenses of the registration statement including without limitation all registration and Blue Sky filing fees, all fees and expenses of Vision 21's counsel (but not the fees and expenses of counsel for Shareholder), all accounting costs (including costs associated with the preparation of interim period financial statements), NASD fees, printing costs, experts' fees, expenses, costs of post-effective amendments, and all other usual and customary expenses in connection with the registration statement, except for Shareholder's pro rata share of underwriting discounts, fees, and selling commissions (calculated in the manner set forth in Section 3(a)(ii) of this Agreement); and

                 (e) With respect to any registration statement filed pursuant to this Agreement, where underwriters are utilized, to cooperate with the underwriters to the best of its abilities and to enter into an underwriting agreement with such underwriters containing such representations, warranties, and covenants on the part of Vision 21 as are usual and customary in an underwritten public sale of common stock.

         3.      Covenants of Shareholder.

                 (a)      Shareholder hereby covenants and agrees:

                          (i)     To cooperate with Vision 21 in its compliance
with all federal and state securities laws, including without limitation providing such information and signing such documents as are necessary to effect a registration or reasonably requested by underwriters pursuant to this Agreement;

                          (ii)    To pay his pro rata portion (calculated on
the basis of the ratio of the aggregate offering price attributable to the shares of Shareholder being registered and sold in relation to the aggregate





                            Exhibit 12.1(o) - Page 3
offering price attributable to the total number of securities being registered and sold, including securities being registered and sold by other selling stockholders) of the underwriting discounts and selling commissions and to pay all the fees and disbursements of his counsel; and

                          (iii)   To the entry of stop transfer instructions
with the Company's transfer agent against the transfer of any shares of Shareholder's Vision 21 common stock except in compliance with the restrictions as set forth in this Section 3.

                 (b) Shareholder shall be considered an "affiliate" of Vision 21 for purposes of Rule 144 under the Securities Act, even in the event Shareholder is not technically an affiliate of Vision 21 as defined in Rule 144, and the Vision 21 common stock owned by Shareholder shall be subject to the restrictions and limitations on resale imposed by Rule 144 on affiliates of Vision 21. Shareholder shall not sell any of his shares of Vision 21 common stock under Rule 144 unless Shareholder would be eligible to do so under the provisions applicable to affiliates.

                 (c) In addition to the transfer restrictions otherwise provided for herein, Shareholder shall not, whether or not Shareholder elects to cause the registration of his shares pursuant to this Agreement, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of any shares of Vision 21 common stock (other than the shares covered by such registration, which may be sold in accordance with the plan or plans of distribution described in the registration statement) owned by Shareholder for a period of one hundred eighty (180) days or such shorter period as negotiated by the Company following the effective date of such registration statement without the prior written consent of Vision
21. In the event that Shareholder is a corporation, professional corporation or professional limited liability company, Shareholder may after receiving the written approval of Vision 21 (which approval shall not be unreasonably withheld) transfer its shares of Vision 21 Common Stock to any of the individuals and/or trusts described in Sections 7(a), (b) and (c) hereof. Such transferee shall, for purposes of the transfer restrictions contained in this Agreement, be deemed to have held such transferred shares for the same period as Shareholder.

         4.      Indemnification of Shareholder.

         Whenever registration with respect to any shares of Shareholder's common stock is effected under the Securities Act pursuant hereto, Vision 21 will indemnify and hold harmless Shareholder, each underwriter, the directors, officers, employees and agents of each underwriter, and each person, if any, who controls each underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, (including any securities law violations) insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that Vision 21 will not be liable to Shareholder to the extent that such loss, claim, liability, expense or damage is based on an untrue statement or omission made in reliance on and in conformity with information furnished to Vision 21 by





                            Exhibit 12.1(o) - Page 4

Shareholder, or by Shareholder through any attorney-in-fact, expressly for inclusion in the registration statement or any prospectus included in such registration statement.

         5.      Indemnification of Vision 21.

         Whenever registration with respect to any shares of Shareholder's common stock is effected under the Securities Act pursuant hereto, Shareholder will indemnify and hold harmless Vision 21, each of Vision 21's directors and officers, each person who controls Vision 21 within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each underwriter, the directors, officers, employees and agents of each underwriter, and each person, if any, who controls each underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact required to be stated in it or necessary to make the statements in it not misleading; provided that Shareholder will not be liable except to the extent that such loss, claim, liability, expense or damage arises from or is based upon an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to Vision 21 by the Shareholder, or by Shareholder through any attorney-in-fact, expressly for inclusion in the registration statement or any prospectus included in such registration statement.

         6.      Defense of Claim.

         Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made against an indemnifying party under this Agreement, but the omission of such notice shall not relieve the indemnifying party from liability which it may have to the indemnified party under this Agreement, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Agreement. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided however that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to diligently defend such claim, or (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which conflict with the defense strategy of the indemnifying party, or (iii) if representation under applicable standards of professional conduct require separate representation of the





                            Exhibit 12.1(o) - Page 5
indemnified party and the indemnifying party, then the indemnified party shall have the right to assume or continue its own defense as set forth above and the indemnifying party shall reimburse the indemnified party for the costs of such defense as provided in Section 4 and 5. In no event shall the indemnifying party be responsible for the fees of more than one firm for all indemnified parties.

         7.      Non-Transferability.

         The registration rights and benefits set forth herein, including indemnification by Vision 21 are granted for the sole and personal benefit of Shareholder and may not be transferred or assigned except for (a) gifts to his/her family members (b) assignment to a trust controlled by the Shareholder,
(c) transfers to Shareholder;s heirs which occur by operation of law as a result of the death of the Shareholder, or (d) if the Shareholder is a corporation, professional corporation or professional limited liability company, transfers or assignments to the individuals who are current equity holders of Shareholder and by such equity holders to the individuals and/or trusts described in subsection (i) and (ii) of this Section.

         8.      Survival of Indemnity.

         The indemnifications provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         9.      Delay of Registration.

         Shareholder agrees that he shall have no right to obtain or seek an injunction restraining or otherwise delaying any registration statement filed by Vision 21.

         10.     Notices.

                 (a) All communications under this Agreement shall be in writing and shall be sufficient in all respects if when personally delivered or mailed by prepaid certified or registered mail, return receipt requested, addressed as follows:


                          (i)     If to Vision 21, at:

                                        Vision 21, Inc.
                                        7209 Bryan Dairy Road
                                        Largo, Florida  34647
                                        Attn:  Theodore N. Gillette,
                                               Chief Executive Officer





                            Exhibit 12.1(o) - Page 6

                                  With a copy to:

                                           Darrell C. Smith, Esquire
                                           c/o Shumaker, Loop & Kendrick, LLP
                                           101 E. Kennedy Boulevard
                                           Suite 2800
                                           Tampa, Florida  33602

or at such other address as Vision 21 may have furnished in writing to Shareholder at the time outstanding, or

                          (ii)    If to Shareholder at:

                                           Dr. Smith & Associates, #6958, P.A.
                                           7209 Bryan Dairy Road
                                           Largo, Florida 34647
                                           Attn: Paul Smith, O.D., President

                                  With a copy to:

                                           Paul J. Raymond, Esquire
                                           MacFarlane, Ausley, Ferguson
                                            & McMullen
                                           400 North Cleveland Street, 9th Floor
                                           Clearwater, Florida 34617-1669

                 (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, and when delivered by hand shall be deemed to be given immediately.

         11.     Counterparts.

         One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         12.     Governing Law.

         This Agreement shall be construed in accordance with and governed by the internal laws of the State of Florida, which shall prevail in all matters arising under or in connection with this Agreement.

         13.     Headings.

         The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         14.     Stock Lettering.





                            Exhibit 12.1(o) - Page 7

         The Company shall have the right to provide a legend on the shares of stock covered hereunder reflecting the restriction described hereunder.





                            Exhibit 12.1(o) - Page 8

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                                        "VISION 21"

                                        VISION 21, INC.



                                        By:_____________________________________
                                             Theodore N. Gillette, Chief
                                             Executive Officer


                                        "SHAREHOLDER"

                                        DR. SMITH & ASSOCIATES, #6958, P.A.


                                        ________________________________________
                                        Paul Smith, O.D., President





                            Exhibit 12.1(o) - Page 9

                                Schedule 12.1(r)

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                      AGREEMENT TO CONTINUE PRACTICE AFTER
                        TRANSFER EVENT AND STOCK PLEDGE

         This Agreement to Continue Practice after Transfer Event and Stock Pledge (the "Agreement") is made as of _______________, 1996 by and between PAUL SMITH, O.D. ("Optometrist"), an individual licensed to practice optometry in the State of Florida (the "State") whose mailing address is 7209 Bryan Dairy Road, Largo, Florida 34647, and VISION 21, INC. ("Business Manager"), a Florida corporation whose mailing address is 7209 Bryan Dairy Road, Largo, Florida 34647.

                                R E C I T A L S

         A. Dr. Smith & Associates, #6958, P.A. ("P.C.") is a Florida professional association which employs optometrists.

         B.      Optometrist is the sole shareholder of P.C.

         C. Pursuant to that certain Business Management Agreement (the "Business Management Agreement") dated December 1, 1996, the Business Manager provides certain services and support to the optometry practices of P.C.'s employed optometrists.

         D. Optometrist has agreed to sell all of P.C.'s shares owned by him to the Business Manager's designee for value if certain events occur, and the Business Manager desires its designee to purchase such shares if certain events occur.

         E. Optometrist desires to pledge all of P.C.'s shares owned by him to secure the promise referenced in Paragraph D above and Business Manager desires to accept such security interest.

         NOW, THEREFORE, for and in consideration of the mutual agreements, terms, covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.      Definitions.

                 1.1. "Collateral" means the _____ shares of P.C. stock owned by Optometrist consisting of all of the validly issued and outstanding shares of P.C.

                 1.2. "Transferee" means an optometrist chosen by the Business Manager who is licensed to practice optometry in the State.

         2. Conditional Agreement to Transfer Stock. Optometrist shall immediately transfer the Collateral to the Transferee for the Purchase Price set forth in Section 5 below if any of the following occurs (collectively, "Events of Transfer"):

                          (a)     Optometrist dies,

                          (b) Optometrist loses his State license to practice optometry for any reason, or

                          (c) Optometrist is adjudicated incompetent by any court of law.

         3. Grant of Security Interest. Optometrist grants to Business Manager a security interest in the Collateral to secure the promise set forth in Section 2 above.

         4. Designation of Transferee. The Business Manager shall designate the Transferee to purchase the Collateral upon an Event of Transfer.

         5. Payment of Purchase Price. The purchase price for the Collateral purchased by the Transferee (the "Purchase Price") shall be an amount equal to the fair market value of the Collateral as of the date of the transfer, determined by the accounting firm of Ernst & Young, LLP (or any successor to Ernst & Young LLP) acting through the personnel at its office in Tampa, Florida, if that firm is willing to make the determination; or, if not, any nationally recognized firm of independent certified public accountants agreed to by Business Manager and Optometrist (or by Optometrist's guardian or personal representative, if an Event of Transfer occurs pursuant to Sections 2(a) or (c)). Any determination of the Collateral's fair market value by such firm shall be deemed a final determination of the fair market value as of the determination date and shall be conclusive upon all parties for purposes of this Agreement as a commercially reasonable price. The Purchase Price shall be payable by cashier's check to Optometrist or his guardian or personal representative (as the case may be) within thirty (30) days after the Business Manager's receipt of the accounting firm's Purchase Price determination.

         6. Commercially Reasonable Disposition. The parties acknowledge that it would be impossible to realize a commercially reasonable price in the event of the disposition of the pledged stock by public sale and very difficult to do so by private sale, except on the terms and conditions in Sections 4 and 5 hereto. Therefore, the parties acknowledge that a disposition of the Collateral under Sections 4 and 5 hereto is a commercially reasonable disposition, and agree that the determination of the Purchase Price under
Section 5 is commercially reasonable and that they will be bound by the Purchase Price determination.

         7. Term. This Agreement shall continue for as long as the Business Management Agreement and any renewals thereof are in effect.

         8. Representations and Warranties. Optometrist represents and warrants the following:





                            Exhibit 12.1(r) - Page 2

                 8.1. Optometrist. There is no provision of any agreement to which Optometrist is a party or of any law that would be contravened by the execution, delivery, or performance of this Agreement; Optometrist's name and the description of the legal status of the P.C. in the Preamble and the information contained in the Recitals hereto are correct.

                 8.2. Collateral. As to each item of Collateral, Optometrist has good title, free and clear of all claims, charges, liens, encumbrances, restrictions, options, calls and defects of any kind or nature whatsoever, except for the security interest granted hereby; no other person, entity, or governmental authority has or claims any lien or other interest in the Collateral; no adverse financing statements are on file; and there is no litigation nor are there any proceedings by any public body, agency, or authority presently pending or threatened against Optometrist, the outcome of which might materially and adversely affect the Collateral.

                 8.3. P.C. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require P.C. to issue, sell, or otherwise cause to become outstanding any of its capital stock; and there is no litigation nor are there any proceedings by any public body, agency, or authority presently pending or threatened against P.C. or Optometrist, the outcome of which might materially and adversely affect the continued operations of P.C.

                 8.4. Survival of Warranties. All representations and warranties shall survive the execution and delivery of this Agreement.

         9.      Affirmative Covenants.

                 9.1. No Agency and Defense Against Claims. Nothing in this Agreement shall make Optometrist an agent of Business Manager for any purpose whatsoever. Optometrist shall defend the Collateral against all claims, demands, and defenses affecting Business Manager's security interest, regardless of merit, and shall hold Business Manager harmless therefrom, including, without limitation, holding Business Manager harmless from all attorneys' fees and other litigation expenses arising out of any such claims, demands, or defenses.

                 9.2. Disposition and Issuances of P.C. Common Stock. P.C. shall not, and during the term of this Agreement Optometrist shall not cause the P.C. to issue, sell or otherwise cause to be outstanding any additional capital stock, except for (a) sales of such stock made to successor shareholders pursuant to Section 4.1 of the Business Management Agreement, provided that if there shall be only one shareholder holding the P.C.'s stock following such transfer, such successor shareholder shall execute an agreement in substantially the same form as this Agreement; (b) issuances of additional stock to individuals licensed to practice optometry in the State who are competent and capable and who are approved by Business Manager; provided that Business Manager shall not unreasonably withhold its approval to the sale of such additional stock to such individual, and after the sale of such additional stock, this Agreement shall be terminated and the Collateral pledged hereby shall be returned to Optometrist free of the restrictions imposed by this Agreement; (c) the transfer without consideration of





                            Exhibit 12.1(r) - Page 3
         such stock to a revocable trust created by the Optometrist, provided that any and all trustees of such trust first agrees in writing to hold such stock so transferred subject to this Agreement; and (d) the transfer of such stock upon the occurrence of an Event of Transfer by any other means as determined by Optometrist and agreed to in writing by Business Manager, which agreement shall not be unreasonably withheld.

         10.     Custody and Handling of Collateral and Records.

                 10.1.    Protection of Secured Party's Security Interest.
         Upon execution of this Agreement, Optometrist shall give the Business Manager the share certificate(s) representing the Collateral, duly endorsed in blank or, if not endorsed in blank, Optometrist shall give the Business Manager a duly executed stock power in blank.

                 10.2. No Authority to Sell. Optometrist shall not sell, assign, pledge, hypothecate, encumber, or otherwise transfer any item of Collateral except as expressly provided in this Agreement. If any item of Collateral or any right therein is transferred contrary to this Agreement, Business Manager retains a security interest in such item and in the proceeds of such disposition.

         11.     Default and Remedies.

                 11.1. Remedies Upon Default. Upon the occurrence of any breach of any covenant or warranty contained in this Agreement by Optometrist and continuously thereafter until waived in writing, Business Manager shall have the right and option to immediately sell the Collateral to Transferee subject to a subsequent determination of the Purchase Price to be paid later or to exercise any other remedy available to Business Manager as a secured party under law or equity. Optometrist acknowledges that Business Manager shall be entitled upon any breach or threatened breach of this Agreement to the granting of a temporary restraining order, a temporary or permanent injunction, or any other equitable remedy which may then be available.





                            Exhibit 12.1(r) - Page 4

                 11.2.    Construction of Rights and Remedies and Waiver of
                    Notice and Consent.

                          (a) This Section 11 applies to all rights and remedies provided by this Agreement or at law or in equity.

                          (b) Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Optometrist, both of which Optometrist waives.

                          (c) No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasions shall operate as a waiver thereof on any future occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

         12.     Miscellaneous.

                 12.1. Notices. Any notices, statements, requests, demands, consents, or other documents ("notices") shall be in writing and shall be delivered personally, by certified mail, postage prepaid, return receipt requested, or by overnight courier (prepaid) to the addresses set forth in the Preamble hereof. When personally delivered, all notices shall be deemed given when actually received. When mailed, all notices shall be deemed given three (3) days after mailing by certified mail and one (1) day after mailing by overnight courier.

                 12.2. Governing Law. This Agreement shall be construed and interpreted under the laws of the State of Florida.

                 12.3. Binding Effect. This Agreement shall be binding upon Optometrist, Optometrist's personal representatives, heirs, successors, and assigns, as the case may be, and shall be binding upon and inure to the benefit of Business Manager and its successors and assigns. Optometrist may not assign this Agreement.

                 12.4. Amendment. This Agreement may be amended, but only by a written amendment signed by Business Manager and Optometrist.

                 12.5. Severability. If any provision of this Agreement or the application of any provision to any party or circumstance shall be adjudged invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                 12.6. Headings. The headings in this Agreement are for convenience of reference only and shall not be used in interpreting this Agreement.





                            Exhibit 12.1(r) - Page 5

                 12.7. Number; Gender. Where appropriate, the number of all words in this Agreement shall be both singular and plural and the gender of all pronouns shall be masculine, feminine, neuter, or any combination thereof.

                                        "OPTOMETRIST"


                                        ________________________________
                                        Paul A. Smith, O.D.

                                        "BUSINESS MANAGER"

                                        VISION 21, INC.


                                        By:_______________________________
                                              Theodore N. Gillette

                                        Its:Chief Executive Officer





                            Exhibit 12.1(r) - Page 6

                                 Schedule 16.1

                 to Asset Purchase Agreement among Dr. Smith & Associates, #6958, P.A. (the "Company"), Paul Smith, O.D. (the "Optometrist") and Vision 21, Inc. ("Vision 21")

                       Liquidated Damages for Optometrist
                   Breaching Optometrist Employment Agreement

         Liquidated damages for Paul Smith, O.D. shall equal: (i) $72,421 in cash; plus (ii) $2.77 per share of Vision 21 common stock times 103,138 shares of Vision 21 common stock granted to Paul Smith, O.D. in connection with this Acquisition, which stock total equals $285,692. The total of the foregoing liquidated damages equals $358,113.